Exhibit 10.1


                         PURCHASE AGREEMENT NUMBER 3134

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.

                Relating to Boeing Model 747-8 Freighter Aircraft

TABLE OF CONTENTS

ARTICLES                                                            SA NUMBER
--------                                                         ---------------

     1. Quantity, Model and Description

     2. Delivery Schedule

     3. Price

     4. Payment

     5. Miscellaneous

TABLE
------

     1. Aircraft Information Table

     2. Option Aircraft Information Table

     3. Purchase Rights Aircraft Information Table

EXHIBIT
--------

     A. Aircraft Configuration

     B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
----------------------

   AE1. Escalation Adjustment/Airframe and Optional Features

   CS1. Customer Support Variables

   EE1. Engine Escalation/Engine Warranty and Patent Indemnity

  SLP1. [ * ] Service Life Policy [ * ]

LETTER AGREEMENTS
-------------------

3134 - 01       Open Configuration Matters

3134 - 02       Spare Parts Initial Provisioning

RESTRICTED LETTER AGREEMENTS
-----------------------------

6-1162-ILK-0203        747-8 Freighter Special Matters Letter

6-1162-ILK-0204        747-8 Freighter Performance Retention Commitment

6-1162-ILK-0205        Airworthiness Directive Cost Participation Program

6-1162-ILK-0206        Maintenance Cost Protection Program

6-1162-ILK-0207        Special Matters relating to [ * ]

6-1162-ILK-0208        Promotional Support Agreement

6-1162-ILK-0209        Aircraft Performance Guarantees

6-1162-ILK-0210        Remedy for Deviation from Block Fuel Guarantees

6-1162-ILK-0211        Demonstration Flight Waiver

6-1162-ILK-0214        Right to Purchase Additional Aircraft

6-1162-ILK-0215        Option Aircraft

6-1162-ILK-0216        Service Reliability Guarantee

                           Purchase Agreement No. 3134

                                     between

                               The Boeing Company

                                       and

                                 ATLAS AIR, INC.
                            ------------------------



               This Purchase Agreement No. 3134 dated as of September 8, 2006 between The Boeing Company (BOEING) and ATLAS AIR, INC. (CUSTOMER) relating to the purchase and sale of Model 747-8 Freighter aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (PURCHASE AGREEMENT) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of JUNE 6,1997 between the parties, identified as AGTA-TLS (AGTA).

Article 1.     QUANTITY, MODEL AND DESCRIPTION.
               -------------------------------

               The aircraft to be delivered to Customer will be designated as Model 747-8 Freighter aircraft (the AIRCRAFT). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

Article 2.     DELIVERY SCHEDULE.
               -----------------

               The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.     PRICE.
               -----

               3.1 AIRCRAFT BASIC PRICE. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars. The engine prices for the 747-8 Freighter Aircraft are included in the Airframe Price.

               3.2 ADVANCE PAYMENT BASE PRICES. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4.     PAYMENT.
               -------

               4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (DEPOSIT).

               4.2 The standard advance payment schedule for the Model 747-8 Freighter aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of l%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

               4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

               4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.     ADDITIONAL TERMS.
               ----------------

               5.1 EXCUSABLE DELAY. Article 7.1 of the basic articles of the AGTA is revised to read as follows:

               7.1  GENERAL.  Boeing  will not be  liable  for any  delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; (vii) inability, after due and timely diligence, to obtain type certification; or (viii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an EXCUSABLE DELAY.

               5.2 AIRCRAFT INFORMATION TABLE. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft,
(ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and
(vi) Advance Payment Base Prices and advance payments and their schedules.

               5.3  ESCALATION   ADJUSTMENT/AIRFRAME   AND  OPTIONAL   FEATURES.
Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

               5.4 BUYER FURNISHED EQUIPMENT VARIABLES. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft./

               5.5 CUSTOMER SUPPORT VARIABLES. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1.

               5.6 SERVICE LIFE POLICY COMPONENT VARIABLES. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (COVERED COMPONENTS).

               5.7 PUBLIC ANNOUNCEMENT. Each of Customer and Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of its press release by the other party's public relations department or other authorized representative.

               5.8 NEGOTIATED AGREEMENT; ENTIRE AGREEMENT. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

DATED AS OF SEPTEMBER 8, 2006:
            -----------------

ATLAS AIR, INC.                                    THE BOEING COMPANY



                                                   [ * ]
/s/ William J. Flynn
---------------------------------------------      -----------------------------

BY:   Mr. William J. Flynn                         BY:   [ * ]
      ---------------------------------------      -----------------------------

ITS:  President and Chief Executive Officer        ITS:  Attorney In Fact
      ---------------------------------------      -----------------------------


                                   TABLE 1 TO
                           PURCHASE AGREEMENT NO. 3134
               AIRCRAFT INFORMATION TABLE FOR THE 747-8F AIRCRAFT

AIRFRAME MODEL/MTOW:                747-8F      970,000 pounds        DETAIL SPECIFICATION:                  D019U020 (7/31/2006)

ENGINE MODEL/THRUST:               GENX-2B67     66,500 pounds        AIRFRAME PRICE BASE YEAR/ESCALATION
                                                                           FORMULA:                           [ * ]         [ * ]

AIRFRAME PRICE:                                 $        [ * ]        ENGINE PRICE BASE YEAR/ESCALATION
                                                                           FORMULA:                            N/A           N/A
OPTIONAL FEATURES:                              $        [ * ]
                                                ---------------

                                                                      AIRFRAME ESCALATION DATA:

SUB-TOTAL OF AIRFRAME AND
   FEATURES:                                    $        [ * ]        BASE YEAR INDEX (ECI):                       [ * ]

ENGINE PRICE (PER AIRCRAFT):                    $        [ * ]        BASE YEAR INDEX (CPI):                       [ * ]

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):       $        [ * ]
                                                ===============

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:       $            0

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:      $            0

REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL
ACCEPT:                                         $        [ * ]




------------------------------------------------------------------------------------------------------------------------------------
                                                             ESCALATION     ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO
                       ESCALATION                             ESTIMATE                              DELIVERY):
 DELIVERY  NUMBER OF     FACTOR   AIRCRAFT  MANUFACTURER  ADV PAYMENT BASE ---------------------------------------------------------
   DATE     AIRCRAFT   (AIRFRAME)   BLOCK   SERIAL NUMBER   PRICE PER A/P      [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                         [ * ]                                                 [ * ]       [ * ]           [ * ]           [ * ]
Feb-2010       1         [ * ]       A         37562           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37563           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37564           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37565           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37566           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37567           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37561           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37568           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37569           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37570           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  [ * ]                  [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
  [ * ]        1         [ * ]       A         37571           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                         [ * ]                                 [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
Oct-2011       1         [ * ]       A         37572           [ * ]           [ * ]       [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------



Total:        12

                                   TABLE 2 TO
                           PURCHASE AGREEMENT NO. 3134
        OPTION AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS


AIRFRAME MODEL/MTOW:                747-8F       970,000 pounds           DETAIL SPECIFICATION:                D0 19U020 (7/31/2006)

ENGINE MODEL/THRUST:               GENX-2B67     66,500 pounds            AIRFRAME PRICE BASE YEAR/ESCALATION
                                                                               FORMULA:                          [ * ]       [ * ]

AIRFRAME PRICE:                                  $       [ * ]            ENGINE PRICE BASE  YEAR/ESCALATION
                                                                               FORMULA:                           N/A         N/A
OPTIONAL FEATURES:                               $       [ * ]
                                                 --------------

                                                                          AIRFRAME ESCALATION DATA:
SUB-TOTAL OF AIRFRAME AND
   FEATURES:                                     $       [ * ]            BASE YEAR INDEX (ECI):                       [ * ]

ENGINE PRICE (PER AIRCRAFT):                     $       [ * ]            BASE YEAR INDEX (CPI):                       [ * ]

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):        $       [ * ]
                                                 ==============

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:        $           0

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:       $           0

NON-REFUNDABLE DEPOSIT/AIRCRAFT AT DEF
AGREEMT:                                         $       [ * ]



------------------------------------------------------------------------------------------------------------------------------------
                                                           ESCALATION
                       ESCALATION                           ESTIMATE
  DELIVERY   NUMBER OF   FACTOR                         ADV PAYMENT BASE     ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO
    DATE     AIRCRAFT  (AIRFRAME)                         PRICE PER A/P                           DELIVERY):
------------------------------------------------------------------------------------------------------------------------------------
                                                                              [ * ]        [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                                                                              [ * ]        [ * ]           [ * ]           [ * ]
   [ * ]      [ * ]      [ * ]      [ * ]      [ * ]         [ * ]            [ * ]        [ * ]           [ * ]           [ * ]
------------------------------------------------------------------------------------------------------------------------------------



TOTAL:        [ * ]

                                   TABLE 3 TO
                           PURCHASE AGREEMENT NO. 3134
                   PURCHASE RIGHTS AIRCRAFT INFORMATION TABLE

Customer may elect to exercise up to [ * ] Purchase Rights Aircraft for delivery from [ * ] through [ * ], inclusive.

Such election will require a minimum of [ * ] written notice from the month of requested delivery and will be subject to available position (STAP) subject to conditions as follows:

               1.1.1 purchase rights are offered to Customer on a non-exclusive basis;

               1.1.2 the terms and conditions of Article 3. (PRICE) are applicable as follows:

                      1.1.2.1 The Airframe Price, Optional Features Price and Aircraft Basic Price will be adjusted to Boeing's then current prices for such elements as of the date of execution of the definitive purchase agreement for the aircraft for which the purchase rights are exercised.

                      1.1.2.2 The escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing's then current provisions for such elements as of the date of execution of the definitive purchase agreement.

REMAINING PURCHASE RIGHTS FOR AIRCRAFT WITH DELIVERY TO OCCUR FROM [ * ] THROUGH [ * ], INCLUSIVE: [ * ]

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.

                   Exhibit A to Purchase Agreement Number 3134



                                       A

                             AIRCRAFT CONFIGURATION

                               Dated DECEMBER 2005

                                   relating to

                 BOEING MODEL 747-8 FREIGHTER (747-8 F) AIRCRAFT

The Customer Airplane Description is based on Boeing Airplane Description D019U022 dated 90 days after firm configuration. Such Airplane Description will be comprised of Boeing Airplane Description D019U020, Revision C, dated July 31, 2006 (BASELINE SPECIFICATION), or later Boeing Airplane Description version then released, as amended to incorporate the Options accepted by Customer as more fully discussed in Letter Agreement 3134, Open Configuration Matters (OPEN CONFIGURATIONS MATTER LETTER). The [ * ] on the Aircraft will be equal or better than that [ * ].

            The Detail Specification is the Baseline Specification and will be revised to include Options accepted by Customer as more fully discussed in the Open Configurations Matter Letter. Customer will have the chance to make input on [ * ].

The Aircraft Basic Price does not include an estimated price or price for Options, Buyer Furnished Equipment or Seller Purchased Equipment.



                                       A

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.

                   Exhibit B to Purchase Agreement Number 3134





                                       B

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                      BOEING MODEL 747-8 FREIGHTER AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft. This Exhibit B documents those responsibilities and indicates Boeing's recommended completion deadlines for the actions to be accomplished.

         1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

                  1.1      AIRWORTHINESS AND REGISTRATION DOCUMENTS.

                           Not  later  than  [ * ]  PRIOR  TO  DELIVERY  of each
                           Aircraft.   Customer   will   notify  Boeing  of  the
registration number to be painted on the side of the Aircraft. In addition, and not later than [ * ] PRIOR TO DELIVERY of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

                  1.2      CERTIFICATE OF SANITARY CONSTRUCTION.

                           NON-U.S. REGISTERED AIRCRAFT.  Customer requires, and
Boeing will provide Customer as a "no cost" option, a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft. Boeing will obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

                  1.3      CUSTOMS DOCUMENTATION.
                           ----------------------

                           1.3.1    IMPORT DOCUMENTATION.  If  the  Aircraft  is
intended to be exported from the United States. Customer must notify Boeing not later than [ * ] PRIOR TO DELIVERY of each Aircraft of any documentation from Boeing required from Boeing by the customs authorities or by any other agency of the country of import.

                           1.3.2    GENERAL   DECLARATION  -  U.S.   If   the
Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [ * ] PRIOR TO DELIVERY all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [ * ] PRIOR TO DELIVERY of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

                           1.3.3    EXPORT  DECLARATION  - U.S. If the  Aircraft
is intended to be exported from the United States, Boeing will prepare Form 7525V and, [ * ], will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

         2. INSURANCE CERTIFICATES.

                  Unless provided earlier, Customer will provide to Boeing not later than [ * ] PRIOR TO DELIVERY of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of
Article 8 of the AGTA.

         3. NOTICE OF FLYAWAY CONFIGURATION.

                  Not later than [ * ] PRIOR TO DELIVERY of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

                  (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel. and fuel load for the ferry flight;

                  (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

                  (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

                  (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

                  (v) a complete ferry flight itinerary.

         4. DELIVERY ACTIONS BY BOEING.

                  4.1 SCHEDULE OF INSPECTIONS. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules [ * ].

                  4.2 SCHEDULE OF DEMONSTRATION FLIGHTS. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

                  4.3 SCHEDULE FOR CUSTOMER'S FLIGHT CREW. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

                  4.4 FUEL PROVIDED BY BOEING. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

AIRCRAFT MODEL                               FUEL PROVIDED
---------------                            -----------------

747                                              [ * ]

                  4.5 FLIGHT CREW AND PASSENGER CONSUMABLES. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

                  4.6 DELIVERY PAPERS, DOCUMENTS AND DATA. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer. It is understood by the parties that the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on Matters Specific to Aircraft Equipment and the regulations issued thereunder (collectively, the "Cape Town Convention") will be applicable to the Purchase Agreement. The parties agree that each shall appoint an administrator and/or a professional registry user entity, as applicable, that can consent to the registration of Customer's international interest in the Aircraft with the international registry located in Dublin, Ireland (the "International Registry"). Further, Boeing shall consent to Customer's filing of its international interest in the Aircraft after passage of title to the Aircraft from Boeing to the Customer, provided that such filing is correct and complete.

                  4.7 DELEGATION OF AUTHORITY. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

         5. DELIVERY ACTIONS BY CUSTOMER.

                  5.1 AIRCRAFT RADIO STATION LICENSE. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

                  5.2. AIRCRAFT FLIGHT LOG. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

                  5.3 DELEGATION OF AUTHORITY. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

                             ESCALATION ADJUSTMENT

                         AIRFRAME AND OPTIONAL FEATURES
                     --------------------------------------

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.

           Supplemental Exhibit AE1 to Purchase Agreement Number 3134

FOR MODEL 747-8 FREIGHTER AIRCRAFT: THE AIRFRAME PRICE INCLUDES THE ENGINE PRICE
                           AT ITS BASIC THRUST LEVEL.



                                      AE1

1.       FORMULA
        ----------

         Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa = [ * ]

         Where:

                 Pa = Airframe Price Adjustment. (For Models 717-200, 737-600, 737-700, 737-800, 737-900,
                                    747-8,  777-200LR,  777-F, and 777-300ER the
                                    Airframe Price includes the Engine Price at its basic thrust level.)

                  P =               Airframe  Price  plus  the  price   of   the
                                    Optional   Features (as set forth in Table 1
                                    of this Purchase Agreement).
                                           L =       [ * ]

                                    Where:

                                    [ * ] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

                                    [ * ] is the three-month  arithmetic average
                                    value  of   [ * ]  for  October,   November,
                                    and December [ * ], using [ * ];

                                    [ * ] is the three-month  arithmetic average
                                    value  of   [ * ]  for  October,  November,
                                    and December [ * ], using the [ * ]; and

                                    [ * ] is a value  determined  using the U.S.
                                    Department   of   Labor,   Bureau  of  Labor
                                    Statistics,    [   *   ],    calculated   by
                                    establishing   a   three-month    arithmetic
                                    average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the [ * ] values are only


                                     AE1-1
                                    released  on a  quarterly  basis,  the value
                                    released for the first  quarter will be used
                                    for the  months of  January,  February,  and
                                    March;  the value  released  for the  second
                                    quarter  will be  used  for  the  months  of
                                    April, May, and June; the value released for
                                    the  third  quarter  will  be  used  for the
                                    months of July, August,  and September;  the
                                    value  released for the fourth  quarter will
                                    be used for the months of October, November,
                                    and December.
                                           M =       [ * ]

                                    Where:

                                    [ * ] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

                                    [ * ] is a value  determined  using the U.S.
                                    Department   of   Labor,   Bureau  of  Labor
                                    Statistics,  [ * ],  calculated as a 3-month
                                    arithmetic  average of the released  monthly
                                    values  (expressed  as a decimal and rounded
                                    to the nearest  tenth)  using the values for
                                    the 11th, 12th, and 13th months prior to the
                                    month   of   scheduled   delivery   of   the
                                    applicable Aircraft.

                  As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI-R and CPI.

Note:    i.       In  determining  the values of L and M, all  calculations  and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

         ii. [ * ] is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

         iii. [ * ] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

         iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe


                                     AE1-1
         base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

         v. The final value of Pa will be rounded to the nearest dollar.

         vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. VALUES TO BE UTILIZED IN THE EVENT OF UNAVAILABILITY.

         2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the [ * ] values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of
Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

         2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the [ * ] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

         2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

         2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor
Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

NOTE:    i.       The values   released  by the Bureau of Labor  Statistics  and
         available to Boeing [ * ] prior to the first day of the scheduled delivery month of an

                                     AE1-1

         Aircraft will be used to determine the [ * ] values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

         ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.


                                     AE1-1

                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.

           Supplemental Exhibit CS1 to Purchase Agreement Number 3134



                                      CS1

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                      BOEING MODEL 747-8 FREIGHTER AIRCRAFT

Customer and Boeing will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.       MAINTENANCE TRAINING.

         1.1 Airplane General Familiarization Course; [ * ] class of [ * ] students;

         1.2 Mechanical/Power Plant Systems Course; [ * ] classes of [ * ] students;

         1.3      Electrical Systems Course; [ * ] classes of [ * ] students;

         1.4      Avionics Systems Course; [ * ] classes of [ * ] students;

         1.5 Corrosion Prevention & Control Course: [ * ] class of [ * ] students;

         1.6      Aircraft Rigging Course; [ * ] class of [ * ] students;

         1.7 Composite Repair for Technicians - Basic; [ * ] class of [ * ] students;

         1.8      Cargo Loading Course - [ * ] class of [ * ] students.

         1.9 Training materials will be provided to each student. In addition, one set of training materials used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

         1.10 Wherever possible and upon request by Customer, preceding shall be held at Customer's facilities located in the United States of America.


                                     CS1-1

2. FLIGHT TRAINING.

         2.1      Transition training for [ * ] flight crews ([ * ] pilots) in [
                  * ] classes. The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft.

         2.2      Flight Dispatcher training; [ * ] classes of [ * ] students;

         2.3      Flight Attendant training; [ * ] classes of [ * ] students;

         2.4 Performance Engineer training in Boeing's regularly scheduled courses; schedules are published twice yearly.

         2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.

         2.6      Additional Flight Operations Services:

                  a. Boeing flight crew personnel to assist in ferrying the first aircraft to Customer's main base;

                  b. Instructor pilots for [ * ] calendar days for revenue service training assistance;

                  c. An instructor pilot to visit Customer [ * ] months after revenue service training to review Customer's flight crew operations for a [ * ] week period.


                                     CS1-2

3.       PLANNING ASSISTANCE.

         3.1      MAINTENANCE AND GROUND OPERATIONS.

                  Upon  request,  Boeing  will  visit  Customer's  main  base to
                  evaluate    aircraft    maintenance    facilities,     develop
                  recommendations and assist in maintenance planning.

         3.2      SPARES.
                  ------

                  a)       RECOMMENDED SPARES PARTS LIST (RSPL)
                           customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program nine months before first aircraft. When available, the RSPL for the basic configuration 747-8 freighter aircraft shall be provided by Boeing to the Customer.

                  b)       ILLUSTRATED PARTS CATALOG (IPC)
                           A customized IPC in accordance with ATA 100 will be provided.

                  c)       PROVISIONING TRAINING
                           Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

                  d)       SPARES PROVISIONING CONFERENCE
                           A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available but may be held at Customer's facilities in the United States of America.

4:       TECHNICAL DATA AND DOCUMENTS

         4.1. FLIGHT OPERATIONS.
              Airplane Flight Manual
              Operations Manual
              Quick Reference Handbook
              Weight and Balance Manual
              Dispatch Deviation Procedures Guide
              Flight Crew Training Manual
              Performance Engineer's Manual
              Jet Transport Performance Methods
              FMC Supplemental Data Document
              Operational Performance Software
              Fault Reporting Manual
              ETOPS Guide Vol. III


                                     CS1-3

                  Flight Planning and Performance Manual

         4.2.     MAINTENANCE.
                  Aircraft Maintenance Manual
                  Wiring Diagram Manual
                  Systems Schematics Manual
                  Connector Part Number Options Document
                  Structural Repair Manual
                  Overhaul/Component Maintenance Manual
                  Standard Overhaul Practices Manual
                  Standard Wiring Practices Manual
                  Non-Destructive Test Manual
                  Service Bulletins and Index
                  Corrosion Prevention Manual
                  Fault Isolation Manual
                  Fuel Measuring Stick Calibration Document
                  Power Plant Buildup Manual
                  Central Maintenance Computer System Reporting Table In Service Activity Report
                  All Operator Letters
                  Service Letters
                  Structural Item Interim Advisory
                  Maintenance Tips
                  Combined Index
                  Baggage/Cargo Loading Manual (747 and 767 Aircraft)

         4.3.     MAINTENANCE PLANNING.
                  Maintenance Planning Data Document
                  Maintenance Planning Data Tasks Masterfile
                  Maintenance Task Cards and Index
                  Maintenance Inspection Intervals Report
                  ETOPS Guide Vol. II
                  Configuration Maintenance and Procedures for Extended Range Operations

         4.4.     SPARES.
                  Illustrated Parts Catalog
                  Standards Books

         4.5.     FACILITIES AND EQUIPMENT PLANNING.
                  Facilities and Equipment
                  Planning Document
                  Special Tool and Ground Handling Equipment Drawings and Index Supplementary Tooling Documentation
                  Illustrated Tool and Equipment List/Manual
                  Aircraft Recovery Document
                  Airplane Characteristics for Airport Planning Document


                                     CS1-4

                  Airplane Rescue and Fire Fighting Document
                  Engine Handling Document
                  ETOPS Guide Vol. I

         4.6.     SUPPLIER TECHNICAL DATA.
                  Service Bulletins
                  Ground Support Equipment Data
                  Provisioning Information
                  Component Maintenance/Overhaul Manuals and Index Publications Index
                  Product Support Supplier Directory





                                     CS1-5

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.

 Supplemental Exhibit EE1 to Purchase Agreement Number 3134 (PURCHASE AGREEMENT)



                                      EE1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                   relating to

                      BOEING MODEL 747-8 Freighter AIRCRAFT

1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 747-8 Freighter Aircraft. Pursuant to the Purchase Agreement, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe Price.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from General Electric Company (GE) GE's guarantee that GE will extend directly to Customer GE's warranty, special guarantees and product support services (hereinafter collectively referred to as the "WARRANTY"); subject, however, to Customer's acceptance of the conditions set forth in the Warranty.

In consideration for Boeing's having obtained GE's guarantee to provide the Warranty directly to the Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY GE EXTENDS DIRECTLY TO CUSTOMER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN. ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.


                                      EE1

                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543

                                Subject:         Supplemental Exhibit SLP1
                                                 [ * ] Service Life Policy [ * ]
     [GRAPHIC OMITTTED]
                                Reference:       Purchase Agreement No. 3134
                                                 (the PURCHASE AGREEMENT)
                                                 between The Boeing Company
                                                 (BOEING) and Atlas Air, Inc.
                                                 (CUSTOMER) relating to Model
                                                 747-8 Freighter aircraft (the
                                                 AIRCRAFT)

                                This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                [ * ] warranty period for each Boeing Product through the first occurrence of Customer's inspection of each such Boeing Product. [ * ] the parties agree as follows.

                                1.0   WARRANTY PERIOD.

                                Article 3 of Part 2 of Exhibit C to the AGTA is [ * ]:

                                    "3.1     WARRANTY.  The  warranty  period
                                             begins on the date of aircraft or
                                             Boeing Product delivery  DELIVERY)
                                             and ends at the applicable time
                                             specified in subsections 3.1(i)
                                             through 3.1(iii) below:

                                    (i)      for Boeing aircraft models 777-200,
                                             -300, 737-600, -700, -800, -900,
                                             787 or new aircraft models designed
                                             and manufactured with similar, new
                                             technology the warranty period ends
                                             [ * ] after Delivery;
                                    (ii)     for   747-8   Freighter    Customer
                                             Aircraft,  the warranty period ends
                                             [  * ]  after  Delivery;
                                    (iii)    in addition, for a Boeing  Product
                                             installed  at the time of delivery
                                             in a 747-8 Freighter Customer
                                             Aircraft but not inspected during
                                             the initial [ * ] warranty period,
                                             the warranty period continues until
                                             the date upon which Customer first
                                             inspects such Boeing Product
                                             pursuant to its Boeing Maintenance
                                             Planning Data Document but not
                                             later than [ * ] of such 747-8
                                             Customer Aircraft;
                                    (iv)     for any other Boeing aircraft model
                                             the warranty period ends [  * ]
                                             after Delivery."

                                3.0   CUSTOMER'S OBLIGATIONS.

                                     Article  6.2 of Part 2 of  Exhibit C to the
                                     AGTA is [ * ] the following provision:
     [GRAPHIC OMITTED]
                                    "(xi)    for   747-8   Freighter    Customer
                                             Aircraft claims submitted after the
                                             [ * ] warranty period, the specific
                                             reference    within    the   Boeing
                                             Maintenance  Planning Data Document
                                             to the inspection  requirement  for
                                             such Boeing Product."

                                4.0   SERVICE LIFE POLICY.

                                     Article 2.2 of Part 3 of  Exhibit  C to the
                                     AGTA is amended to read as follows:

                                              "2.2.1 The  policy  period for SLP
                                      Components   initially   installed  on  an
                                      aircraft  is  [  * ]  after  the  date  of
                                      delivery of the  aircraft  except that for
                                      SLP  components  initially  installed on a
                                      747-8  Freighter   Customer  Aircraft  the
                                      policy  period  is [ * ] after the date of
                                      delivery of the 747-8  Freighter  Customer
                                      Aircraft.  For this purpose only, the term
                                      SLP Components  shall also include control
                                      surfaces,    landing   gear   doors,   and
                                      wing-to-body fairings.

                                              2.2.2 The policy  period for SLP [
                                      * ]  purchased  from Boeing by Customer as
                                      spare parts is [ * ] from delivery of such
                                      SLP  [ * ]  or  [ * ]  from  the  date  of
                                      delivery of the last aircraft  produced by
                                      Boeing of a specific model whichever first
                                      expires,   except   that  for  the   747-8
                                      Freighter  Customer  Aircraft  such policy
                                      period is [ * ] from  delivery of such SLP
                                      component  or  [  * ]  from  the  date  of
                                      delivery  of  the  last  747-8   Freighter
                                      Customer   Aircraft   produced  by  Boeing
                                      whichever first expires."

                                Article 3 of Part 3 of Exhibit C to the AGTA is [ * ] as follows:

                                      "3. PRICE.

                                              The  price  Customer  will pay for
                                      replacement of a failed SLP Component will be calculated pursuant to the following formulas:

                                             (i) For  747-8  Freighter  Customer
                                                 Aircraft only:

                                                  P = C(T-[ * ])
                                                      ----------
                                                           [ * ]

                                             where:

                                            P  =  price  to  Customer   for  the
                                                  replacement  part
                                            C  =  SLP Component  sales  price at
                                                  time of  Correction
                                            T  =  total  age  in  months  of the
                                                  failed  SLP   Component   from
                                                  the  date  of delivery to
                                                  Customer  to  the  date  of
                                                  discovery  of  such  condition
                                                  and is greater than [ * ]."

                                If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

                                Very truly yours,

                                THE BOEING COMPANY

                                By   [ * ]
                                     -------------------------------

                                Its         Attorney-In-Fact
                                     -------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.


                                ----------------------------------------------



                                By:  Mr. William J. Flynn
                                     -----------------------------------------

                                Its: President and Chief Executive Officer
                                     -----------------------------------------

Subject:        Open Configuration Matters (LETTER AGREEMENT)

Reference:      Purchase  Agreement  3134 (the PURCHASE  AGREEMENT)  between The
                Boeing Company (BOEING) and Atlas Air, Inc. (CUSTOMER) relating to Model 747-8 Freighter aircraft (the AIRCRAFT)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.       AIRCRAFT CONFIGURATION.

         1.1 INITIAL CONFIGURATION. The initial configuration of Customer's Model 747-8 Freighter Aircraft has been defined by Boeing Model 747-8 Freighter basic specification D019U020, Revision C, dated July 31, 2006 (the BASIC SPECIFICATION) as described in Article 1 and Exhibit A of the Purchase Agreement (the AIRCRAFT CONFIGURATION). The Basic Specification describes the major changes associated with the 747-8 Freighter airplane relative to the model
747-400 Freighter airplane, as such model 747-400 Freighter airplane is described in specification D019U002, Revision H, dated March 29, 2006. Given the long period of time between the Purchase Agreement signing and delivery of the first Aircraft, Customer may have the desire to incorporate certain configuration changes (OPTIONS) into the Aircraft Configuration. For the avoidance of doubt, Attachment A to this Letter Agreement identifies [ * ].

         1.2 FINAL CONFIGURATION SCHEDULE. No later than [ * ] prior to the first Aircraft's scheduled delivery month, Boeing and Customer will discuss potential Options. Within [ * ] after that meeting, Boeing will provide Customer with Option proposals for those configuration changes that can be incorporated in Aircraft production. Customer will then have [ * ] to accept or reject these Options.

2. EFFECT ON PURCHASE AGREEMENT.

          2.1 BASIC SPECIFICATION. [ * ] which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the final configuration review described in paragraph 1.2 above will be incorporated into the Aircraft Configuration by written amendment. For the avoidance of doubt, Boeing shall not revise the Aircraft Basic Price and the Advance Payment Base Price of each
Aircraft for [ * ], except as permitted under Articles 3 and 4 of Aircraft General Terms Agreement dated as of JUNE 6, 1997 between the parties, identified as AGTA-TLS (AGTA). Additionally Boeing shall not charge the Customer for items shown as features that are basic to the Model 747-8 Freighter aircraft (as the Basic Configuration is described in paragraph l.l herein) [ * ].

         2.2 EXHIBIT A. The effects of all Options which are mutually agreed upon between Boeing and Customer for incorporation into the Aircraft Configuration will be incorporated into Exhibit A of the Purchase Agreement by written amendment.

         2.3 PERFORMANCE GUARANTEES. Within [ * ] after Customer's acceptance of any Options, Boeing will provide to Customer revisions to the Performance Guarantees to reflect the effects, if any, of the incorporation of such Options on Aircraft performance. Such revisions will be incorporated by written amendment.

         2.4 PRICE ADJUSTMENTS. The Aircraft Basic Price and Advance Payment Base Price of each Aircraft included no amount (zero) as an estimate of the value of the Options and any related Seller Purchased Equipment which may be accepted and included in the final Aircraft Configuration. The Aircraft Basic Price and the Advance Payment Base Price of each Aircraft will be increased or decreased as required to reflect the difference between such estimate and the actual prices of the Options accepted by Customer.

3. PURCHASE AGREEMENT AMENDMENT.

         Within  [ * ]  after  reaching  agreement  as  to  the  final  Aircraft
Configuration, Boeing will provide Customer an amendment to the Purchase Agreement reflecting the effects of the configuration changes agreed to by the parties.

4.       CONFIDENTIAL TREATMENT.

         Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

Very truly yours,

THE BOEING COMPANY

By  [ * ]
    -----------------------------------------

Its             Attorney-In-Fact
    -----------------------------------------

ACCEPTED AND AGREED TO this

Date: SEPTEMBER 8, 2006

ATLAS AIR, INC.

      /s/ William J. Flynn
---------------------------------------------

By:   Mr. William J. Flynn
      ---------------------------------------

Its:  President and Chief Executive Officer
      ---------------------------------------

                        ATTACHMENT A TO Letter Agreement
                                      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                          REFERENCE
        ATA             OPTION NUMBER                                     TITLE                                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
       [ * ]                [ * ]                                         [ * ]                                          [ * ]
------------------------------------------------------------------------------------------------------------------------------------


                        ATTACHMENT A TO Letter Agreement
                                      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                          REFERENCE
        ATA             OPTION NUMBER                                     TITLE                                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
       [ * ]                [ * ]                                         [ * ]                                          [ * ]
------------------------------------------------------------------------------------------------------------------------------------


                        ATTACHMENT A TO Letter Agreement
                                      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                          REFERENCE
        ATA             OPTION NUMBER                                     TITLE                                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
       [ * ]                [ * ]                                         [ * ]                                          [ * ]
------------------------------------------------------------------------------------------------------------------------------------


                        ATTACHMENT A TO Letter Agreement
                                      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                          REFERENCE
        ATA             OPTION NUMBER                                     TITLE                                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
       [ * ]                [ * ]                                         [ * ]                                          [ * ]
------------------------------------------------------------------------------------------------------------------------------------


Atlas Air, Inc.
2000 Westchester Avenue
Purchase, NY 10577-2543

Subject:          Spare Parts Initial Provisioning

Reference:        a)      Purchase  Agreement No. 3134 (the PURCHASE  AGREEMENT)
                          between  The  Boeing  Company  (BOEING) and Atlas Air,
                          Inc. (CUSTOMER) relating to Model 747-8 Freighter aircraft (the AIRCRAFT)

                  b) Customer Services General Terms Agreement No. 7U (CSGTA) between Boeing and Customer, dated November 12, 1997

This letter agreement (LETTER AGREEMENT) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for "Aircraft" which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer's successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1. DEFINITIONS.

"PROVISIONING  DATA" means the  documentation  provided  by Boeing to  Customer,
including  but  not  limited  to  the  Recommended   Spare  Parts  List  (RSPL),
identifying all Boeing initial provisioning requirements for the Aircraft.

"PROVISIONING ITEMS" means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (GSE), engines and engine parts.

"PROVISIONING PRODUCTS GUIDE" means the Boeing Manual D6-81834 entitled "Spares Provisioning Products Guide".

2.       PHASED PROVISIONING.

         2.1 PROVISIONING PRODUCTS GUIDE. One year prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

         2.2 INITIAL PROVISIONING MEETING. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide

         2.3 PROVISIONING DATA. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

         2.4 BUYER FURNISHED EQUIPMENT (BFE) PROVISIONING DATA. Unless otherwise advised by Boeing, Customer will provide or ensure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3. PURCHASE FROM BOEING OF SPARE PARTS AND STANDARDS AS INITIAL PROVISIONING FOR THE AIRCRAFT.

         3.1 SCHEDULE. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any ground support equipment (GSE), special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

         3.2      PRICES OF INITIAL PROVISIONING SPARE PARTS.

                  3.2.1 BOEING SPARE PARTS. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

                  3.2.2 SUPPLIER SPARE PARTS. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be [ * ] of the supplier's list price for such items.

         3.3 QEC KITS, STANDARDS KITS, RAW MATERIAL KITS, BULK MATERIALS KITS AND SERVICE BULLETIN KITS. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4. DELIVERY.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5. SUBSTITUTION FOR OBSOLETE SPARE PARTS.

         5.1 OBLIGATION TO SUBSTITUTE PRE-DELIVERY. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

         5.2 DELIVERY OF OBSOLETE SPARE PARTS AND SUBSTITUTES. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other U.S. destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6. REPURCHASE OF PROVISIONING ITEMS.

         6.1 OBLIGATION TO REPURCHASE. During a period commencing [ * ] after delivery of the first Aircraft, and ending [ * ] after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

         6.2 EXCEPTIONS. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a material change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

         6.3 NOTIFICATION AND FORMAT. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this
Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed, but such review must in any event be completed within 30 business days after receipt of such notification.

         6.4 REVIEW AND ACCEPTANCE BY BOEING. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Customer and Boeing agree are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

         6.5 PRICE AND PAYMENT. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to 100% of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's [ * ] handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

         6.6 DELIVERY OF REPURCHASED PROVISIONING ITEMS. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other U.S. destination as Boeing may reasonably designate.

7. TITLE AND RISK OF LOSS.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article
5.2 or Article 6.6, herein, as appropriate.

8. TERMINATION FOR EXCUSABLE DELAY.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9. ORDER OF PRECEDENCE.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

Very truly yours,

THE BOEING COMPANY

By   [ * ]
     ---------------------------------------

Its             Attorney-In-Fact
     ---------------------------------------

ACCEPTED AND AGREED TO this

Date:  SEPTEMBER 8, 2006

ATLAS AIR, INC.

     /s/ Mr. William J. Flynn
--------------------------------------------

By:  Mr. William J. Flynn
     ---------------------------------------

Its: President and Chief Executive Officer
     ---------------------------------------

                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543


                                Subject:  Special Matters Letter: 747-8
                                          Freighter Aircraft

                                          Purchase   Agreement   No.  3134  (the
                                          PURCHASE AGREEMENT) between The Boeing
                                          Company  (BOEING) and Atlas Air,  Inc.
  [GRAPHIC OMITTED]                       (CUSTOMER)  relating to Model 747-ADVF
                                          aircraft  consisting  of  twelve  (12)
                                          firm  Boeing  Model  747-8   Freighter
                                          Aircraft  (FIRM  AIRCRAFT),  [ * ]  to
                                          purchase  Boeing Model 747-8 Freighter
                                          Aircraft  (OPTION  AIRCRAFT) and [ * ]
                                          to   purchase   Boeing   Model   747-8
                                          Freighter   Aircraft  (PURCHASE  RIGHT
                                          AIRCRAFT), collectively (AIRCRAFT)

                                This letter agreement (LETTER AGREEMENT) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                1       BASIC CREDIT MEMORANDUM.

                                        Boeing  will   provide   the   Customer,
                                concurrently with the delivery of each of the Aircraft, a credit memorandum equal to [ * ] of the Airframe Price as set forth in Table 1 of the Purchase Agreement, escalated to the month of delivery in the same manner as the Airframe Price as described in Supplemental Exhibit AE-1 and in conformance with terms and conditions of paragraph 19 of this Letter Agreement (BASIC CREDIT MEMORANDUM). Customer may apply the Basic Credit Memorandum to the balance of the Aircraft Price due at the time of delivery of each Aircraft or in payment for Boeing proprietary spare parts or other Boeing goods and services, but not for advance payments on Aircraft.

                                2      [ * ]

                                3        [ * ]



  [GRAPHIC OMITTED]


                                4        [ * ]





                                5        [ * ]

                                6        [ * ]


  [GRAPHIC OMITTED]

                                7        [ * ]





                                8        [ * ]

  [GRAPHIC OMITTED]


                                9        [ * ]

                                    [ * ]




      [GRAPHIC OMITTED]

                                10      [ * ]
[GRAPHIC OMITTED]





                                11      [ * ]

                             12       [ * ]

  [GRAPHIC OMITTED]

                             13       [ * ]

                                        If   Customer   accepts   as   part   of
                                Customer's configuration the [ * ] for the Aircraft, Boeing will provide the Customer, concurrently with the delivery of each Aircraft, a credit memorandum equal to the [ * ]. Specifics for this option are being finalized for the 747-8F aircraft and Customer will be provided with details on the specifics [ * ]) as soon as Boeing has such information available. The parties intend that the credit memorandum shall include the [ * ] and [ * ]. The parties shall document the effect of any Customer [ * ] be made so that appropriate letter agreements and other documents under the Purchase Agreement through a supplemental agreement.

                                14     DEFERRED ADVANCE PAYMENT SCHEDULES.

                                        14.1  In lieu  of the  standard  advance
                                payment schedule set forth in Article 4.2 of the Purchase Agreement, Boeing hereby offers Customer the [ * ] advance payment schedule, as follows:

                                                                                                  Standard
                                                                                                  Schedule
                                                                                                 Amount Due
                                      Due Date of Payment               Amount Due per          per Aircraft
                                   Unless otherwise stated:                Aircraft            (percentage of
                                The convention is the number of         (percentage of           Aircraft's
                             months prior to the first day of the         Aircraft's               Advance
                                scheduled delivery month of the         Advance Payment         Payment Base        Cumulative
                                           Aircraft                       Base Price)              Price)              Delta
  [GRAPHIC OMITTED]
                             Two days after the execution of                 [ * ]                    [ * ]               [ * ]
                             definitive agreement for the Aircraft
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                         [ * ] months                        [ * ]                    [ * ]               [ * ]
                                    Total Advance Payments                   [ * ]                    [ * ]



                                        14.2 Customer  agrees to pay interest on
                                the difference between the payments made pursuant to the [ * ] Advance Payment Schedule to amounts otherwise due under the Standard Advance Payment Schedule set forth in Table 1 of the Purchase Agreement and those paid pursuant to subparagraph 14.1. The interest rate will be the three-month London Interbank Rate (LIBOR) plus [ * ] per annum (DEFERRED INTEREST RATE). Interest will compound quarterly and will be due and payable to Boeing each calendar quarter, in arrears. For payments by Customer exceeding the Standard Schedule (including interest accrued thereon at the Deferred Interest Rate as described in the last sentence of this subparagraph 14.2, the Accelerated Payment) and until the date on which the cumulative Accelerated Payment total is exceeded by the cumulative Standard Payment total, Boeing shall credit (as a reduction of interest that is otherwise payable by the Customer) the Customer with interest accruing on the net Accelerated Payments from the date of receipt by Boeing at the Deferred Interest Rate.

                                        14.3  Boeing  agrees,  pursuant  to  the
                                terms of this subparagraph 14.3, to [ * ] the aggregate amount of advance payments paid by or on behalf of Customer to Boeing (noting that Option Aircraft deposits for unexercised options are not considered advance payments for the purposes of this [ * ] commitment) with respect to this Letter Agreement (including all successor definitive agreements) at [ * ] (the [
                                * ]). This [ * ] applies to the Firm Aircraft. Boeing will further agree to maintain this [ * ] at [ * ] for exercised Purchase Rights Aircraft and/or Option Aircraft either of which become firm pursuant to a supplemental agreement.

                                15  DEFAULT AND UTILIZATION OF ADVANCE PAYMENTS.

                                        In  the  event  of a  default  of any of
                                Customer's  obligations under any agreement with
                                Boeing or its  affiliates  with  respect  to the
                                Aircraft (OBLIGATIONS),  Boeing may, in addition
                                to  exercising  any rights it may have under any
                                such  agreement  or  applicable  law  (including
                                rights of set off or  recoupment),  apply any or
  [GRAPHIC OMITTED]             all payments made by Customer with respect to an
                                Aircraft  to  cure,  in  part or in  whole,  any
                                default with  respect to any of the  Obligations
                                without    prior   notice   to   Customer   (any
                                requirement   of  prior   Boeing   notice  being
                                expressly  waived  by  Customer  to  the  extent
                                permitted by applicable  law).  Immediately upon
                                Boeing   application,   the  amount  of  advance
                                payments received by Boeing for purposes of the applicable purchase agreement shall be reduced by an amount equal to the amount so applied (the
                                APPLIED AMOUNT). Customer shall be obligated to pay to Boeing an amount equal to the Applied
                                Amount and shall make its payment by wire transfer within ten (10) days after Customer receives notice from Boeing of the Applied
                                Amount.

                                16       INTRODUCTORY SUPPORT.

                                        For   avoidance   of   doubt,   "[  *  ]
                                Entitlement" is set forth in Supplemental Exhibit CS1. Customer and Boeing will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or on a basis as otherwise agreed, to develop and schedule a customized Boeing furnished Customer Support Program in support of the Aircraft. In consideration of Customer's purchase of the Aircraft, Boeing shall provide customized Customer Services Program that will be based upon and equivalent to [ * ] (versus [ * ]) entitlements without cost to the Customer for the upgrade to [ * ] entitlement.

                                17       AIRCRAFT MODEL SUBSTITUTION.

                                        Customer may  substitute the purchase of
                                Boeing Model 747-8 Intercontinental passenger aircraft (SUBSTITUTE AIRCRAFT) described in Attachment 1 in place of any of the Aircraft, subject to the following terms and conditions:

                                        17.1  Customer   will  provide   written
                                notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft, no later than the first day of the month that is twenty four months prior to the scheduled month of delivery of the Aircraft for which it will be substituted (NOTICE OF SUBSTITUTION);

                                        17.2  Customer's  substitution  right is
                                conditioned upon Boeing's having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

                                        17.3 If Boeing is unable to  manufacture
                                the Substitute Aircraft described in the Notice of Substitution in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer's consideration and written acceptance within thirty days of its receipt of such offer.

                                        17.4 Customer and Boeing shall execute a
                                definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer's Notice of Substitution or of Customer's acceptance of an alternate delivery month in accordance with subparagraph 17.3 above.

                                        17.5  In no  event  shall  a  Substitute
                                Aircraft be available for delivery prior to July of 2010.

  [GRAPHIC OMITTED]                     17.6  Customer  will allow Boeing to use
                                each Substitute Aircraft for first of model testing relating to the development and certification of the Model 747-8 Intercontinental passenger aircraft. Details of flight tests, schedules and applicable terms and conditions will be the subject of mutual agreement.

                                        17.7 The  offer of  Substitute  Aircraft
                                hereunder is contingent upon Boeing having reached a final agreement with the engine manufacturer for the engines on the Boeing Model 747-8 Intercontinental passenger aircraft.

                                        17.8 The Airframe  Base Price,  Optional
                                Features Prices, Engine Price and Aircraft Basic Price will be established using Boeing's then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. Excluding the Enhanced Incentive Credit Memorandum and the Firm Order Increase Credit Memorandum, all elements of the Letter Agreement related herein that apply to the Firm Aircraft shall also apply to the Substitute Aircraft. For the avoidance of doubt, neither the Enhanced Incentive Credit Memorandum nor the Firm Order Increase Credit Memorandum shall apply to any Substitute Aircraft.

                                18      OPTION AIRCRAFT [ * ] FLEXIBILITY.

                                        Boeing   will   offer   the    following
                                flexibility  regarding  the [ * ] for the Option
                                Aircraft: [ * ] will be due at time of execution of the Purchase Agreement, and the [ * ] will be [ * ] from the anniversary of the execution of the Purchase Agreement.

                                19     [ * ].

                                        Boeing will facilitate Aircraft purchase
                                for the Customer by [ * ] for the Airframe Price of [ * ] through the period ending [ * ] for each Firm Aircraft and up to four other Aircraft (Additional Aircraft). For each Additional Aircraft, [ * ] be in accordance with Boeing's standard [ * ] for the period beginning with [ * ]. The Purchase Agreement utilizes the [ * ]; however, the parties agree that Customer may in its sole discretion elect the [ * ] to replace the [ * ] in the Purchase Agreement if written notice is provided by Customer to Boeing no later than [ * ]. The parties shall document the effect of any Customer decision to select the [ * ] so that appropriate letter agreements and other documents under the Purchase Agreement can be added through a supplemental agreement.

                                20       PURCHASE RIGHTS AIRCRAFT.

                                        The  business   consideration  for  each
                                Purchase  Rights  Aircraft [ * ],  expressed  in
                                current base year dollars in effect at the time,
  [GRAPHIC OMITTED]             subject  to the same  escalation  as is  applied
                                against the Airframe Price as described in Supplemental Exhibit AE-1 and in conformance with the terms and conditions of paragraph 19 of this Letter Agreement.

                                21      CREDIT MEMO REIMBURSEMENT.

                                        Exhibit C to  AGTA-TLS,  Part 2, Article
                                4.4, CREDIT MEMO REIMBURSEMENT, is amended to read as follows:

                                        Boeing  will  make   reimbursements   by
                                credit memoranda which may be applied toward the purchase of Boeing goods and services. Boeing shall make such reimbursements by wire transfer in lieu of credits up to once per quarter. Any reimbursement will be in an amount equal to the current net balance of outstanding approved warranty claims less any outstanding balance on Customer's account.

                                22      PERFORMANCE REVIEW REQUIREMENT.

                                        A  performance  review  meeting  will be
                                held at a mutually agreeable location in the United States of America between senior levels of Boeing and the Customer (vice president level or the equivalent for each party) at minimum on an annual basis (quarterly if performance guarantees are not being achieved) to begin no later than three months after the month in which the first Aircraft under this Purchase Agreement shall be delivered.

                                23       ASSIGNMENT.

                                        Any   assignment   by  Customer  of  any
                                benefits, entitlements, or services described in this Agreement requires Boeing's prior written consent. Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing's prior written consent and subject to such circumstances as Boeing may reasonably require.

                                        Boeing  will not  unreasonably  withhold
                                consent to Customer's request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement. Boeing's consent will be conditioned on all parties accepting Boeing's customary conditions for consenting to an assignment, including, but not limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing's right to exercise the manufacturer's option to assume Customer's rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality. A Party that is

                                               (i)      bound  by  a   customary
                                                        confidentiality
                                                        agreement;

                                               (ii)     neither   an    airplane
                                                        manufacturer    nor   an
                                                        airline; and

                                               (iii)    responding to a Customer
                                                        request for proposals to
                                                        provide   financing   of
                                                        Aircraft pursuant to the
                                                        Purchase      Agreement,
                                                        including   pre-delivery
                                                        payment financing

                                      shall be deemed a "Financing Party".

   [GRAPHIC OMITTED]                    Without Boeing's  consent,  Customer may
                                represent to any Financing Party that Boeing will provide to that Financing Party, concurrently with the delivery of each of the Aircraft to that Financing Party, a financier credit memorandum equal to 41.5% of the Airframe Price as set forth in Table 1 of the Purchase Agreement, escalated to the month of delivery in the same manner as the Airframe Price as described in Supplemental Exhibit AE-1 and in conformance with terms and conditions of paragraph 23 of this Letter Agreement (Financier Credit Memorandum). Insofar as such Financing Party is concerned, Article 14.1, 14.2 and the Financier Credit Memorandum shall be in lieu of any other provision in the Letter Agreement. When the Customer identifies a Financing Party and the preliminary terms of an assignment under which predelivery payment financing (PDP) or aircraft purchase financing could be provided, at Customer's request, Boeing agrees to enter into discussions with the Customer to consider whether an additional credit memorandum can be assigned, with the goal of helping Customer obtain third-party financing.

                                        Boeing  will  consent to any  reasonable
                                request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

                                        Customer  understands that Boeing is not
                                required under any circumstances to consent to an assignment that would constitute a novation.

                                        The foregoing provisions are intended to
                                supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

                                24      [ * ] OPTION.

                                        Customer  may elect an option which will
                                be offered by Boeing to add up to two (2) alternate [ * ] and two (2) alternate [ * ]. The Operational Weight Modification Option will include applicable changes to all associated [ * ] including but not limited to the [ * ], the [
                                * ], as well as the software necessary for Customer to own or operate the Aircraft in revenue service with such Aircraft pursuant to the airworthiness requirements of the FAA. Should the [ * ]

                                [ * ] be elected by the Customer, a credit memorandum equal to the cost of the provisions, equipment and [ * ] comprising the [ * ] will be provided by Boeing to the Customer.

                                25       [ * ] OPTION.

                                        Solely  to  the  extent   certified   or
                                otherwise  available,   Customer  may  elect  an
                                option  which  will be  offered  by [ * ] at any
                                point in time  prior to that date that is twelve
                                months  prior to the  delivery of an Aircraft to
                                select  [ * ].  The [ * ]  Option  will  include
                                applicable  changes  to  all  associated  [  * ]
  [GRAPHIC OMITTED]             including  but not limited to the [ * ], as well
                                as the software necessary for Customer to own or
                                operate  the  Aircraft in revenue  service  with
                                such  Aircraft  pursuant  to  the  airworthiness
                                requirements of the FAA. Should the [ * ] Option
                                be elected by the Customer,  a credit memorandum
                                equal to the cost of the  provisions,  equipment
                                and technical publications  comprising the [ * ]
                                Option   will  be  provided  by  Boeing  to  the
                                Customer.

                                26      PAYMENT DUE AT SIGNING OF PURCHASE
                                        AGREEMENT.

                                        Notwithstanding  any payment requirement
                                set forth in the Purchase Agreement, Customer may defer the payment(s) that would otherwise be required at signing to any date on or before OCTOBER 2, 2006; HOWEVER, ALL MONIES PAID IN CONNECTION WITH THE PROPOSAL ACCEPTANCE BY CUSTOMER TO BOEING SHALL BECOME NON- REFUNDABLE AS OF THE DATE OF EXECUTION OF THIS LETTER AGREEMENT.

                                27      CONFIDENTIAL TREATMENT.

                                        Customer    understands   that   certain
                                commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

                                Very truly yours,

                                THE BOEING COMPANY

                                By: [ * ]
                                    ---------------------------------------

                                Its: ATTORNEY IN FACT
                                    ---------------------------------------

                                Accepted and agreed to this 8TH day of SEPTEMBER of 2006.

                                ATLAS AIR, INC.

                                   /s/ William J. Flynn
                                -------------------------------------------

                                By: /s/ Mr. William J. Flynn
                                    ---------------------------------------

                                Its: President and Chief Executive Officer
                                    ---------------------------------------

                        1.      Substitute Aircraft Description and Changes.

                                1.1 Substitute Aircraft Description.

                                For the purpose of Customer's evaluation of this
                        Proposal, the Substitute Aircraft is described by Boeing 747-8 Intercontinental Airplane Description, Document No. D019U019, Rev. D, dated July 18, 2006, (AIRCRAFT DESCRIPTION). The Detail Specification to be included in the definitive purchase agreement will be derived from the Aircraft Description.

                                For this Proposal,  the Aircraft Description and
                        the prices shown in Attachment B include:

                                 Model 747-8 Intercontinental passenger aircraft

                                    1.2    Changes.

                                           The Boeing Detail  Specification will
                                           be revised to include:

                                (1) Changes applicable to the Model 747-8 Intercontinental passenger aircraft which are developed by Boeing between the date of the Aircraft Description and the signing of the definitive purchase agreement;

                                (2) Selections mutually agreed upon; and

                                (3) Selections  required to obtain a Standard or
                        Export Certificate of Airworthiness.

                        2. Foreign Regulatory Requirements.

                        The Aircraft Price includes the administrative effort required to obtain type certification from the FAA and EASA and either a standard airworthiness certificate or an export certificate of airworthiness, as applicable, from the FAA. The Aircraft Price also includes an amount that Boeing has determined to be typical of costs incurred by Boeing in achieving certification by other regulatory authorities (STANDARD COSTS) but (i) does not include any amount relating to changes to the configuration of the Aircraft required by a country of import which varies from or is in addition to the airworthiness requirements of the FAA for the issuance of a Standard Airworthiness Certificate and (ii) does not include any costs in excess of Standard Costs such as special fees or costs of special activities (such as Aircraft testing, flight time, simulator time, or lengthy technical reviews) which might be required by a particular aviation authority as a condition of achieving certification.

                        Accordingly, the Aircraft price may be adjusted for Boeing's price for any configuration change to any
                        Aircraft required by a country of import which varies from or is in addition to the airworthiness requirements of the FAA for the issuance of a Standard Airworthiness Certificate and for any costs in excess of Standard Costs which are incurred by Boeing in achieving certification.

Exclusively  as  pursuant  to  the  requirements  of  Article  9,  [ * ]  Credit
Memorandum: the Manufacturer shall offer to provide to the Purchaser with the following [ * ]:

o        [ * ]

[ * ]:


o        [ * ]

                                                          THE BOEING COMPANY
                                                          P.O. Box 3707
                                                          Seattle, WA 98124-2207


                                Atlas Air, Inc.
                                2000 Westchester Ave
                                PURCHASE NY 10577-2543
                                U.S.A.


  [GRAPHIC OMITTED]
                                Subject: 747-8 Freighter Performance Retention Commitment

                                Reference: Purchase   Agreement  No.  3134  (the
                                           PURCHASE   AGREEMENT)   between   The
                                           Boeing  Company  (BOEING)  and  Atlas
                                           Air,  Inc.  (CUSTOMER)   relating  to
                                           Boeing Model 747-8 Freighter Aircraft
                                          (AIRCRAFT).

                                        This Letter Agreement (LETTER AGREEMENT)
                                amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                        Boeing   recognizes   that   performance
                                retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.

                                1.      AIRCRAFT COMMITMENT.

                                        For  the   purposes   of   this   Letter
                                Agreement, the Covered Aircraft shall be defined as a fleet of not less than twelve (12) new Aircraft equipped with GEnx-2B67 engines delivered by Boeing to Customer.

                                        Boeing commits to Customer that, for the
                                Covered Aircraft, the Cumulative Fleet Average Fuel Mileage Deterioration, as defined in Attachment A, during the Performance Retention Term, as defined in paragraph 2.2 below, will not exceed the levels shown in the table below (AIRCRAFT COMMITMENT).

                                ----------------------------------------------------------------------------------------------------
                                  Time After Delivery of First Covered Aircraft                         Cumulative Fleet Average
                                                                                                              Fuel Mileage
                                                                                                              Deterioration
                                                                                                                   (%)
                                ----------------------------------------------------------------------------------------------------

                                                               [ * ]                                              [ * ]
                                ----------------------------------------------------------------------------------------------------
                                                               [ * ]                                              [ * ]
                                                               [ * ]                                              [ * ]
                                ----------------------------------------------------------------------------------------------------
                                                               [ * ]                                              [ * ]
                                                               [ * ]                                              [ * ]
                                ----------------------------------------------------------------------------------------------------
                                                               [ * ]                                              [ * ]
                                                               [ * ]                                              [ * ]
                                ----------------------------------------------------------------------------------------------------
                                                               [ * ]                                              [ * ]
                                                               [ * ]                                              [ * ]
                                ----------------------------------------------------------------------------------------------------



                                        If the  Cumulative  Fleet  Average  Fuel
                                Mileage Deterioration of the Covered Aircraft is determined to have increased to anextent greater than the

                                Aircraft Commitment set forth above, Customer's remedies and Boeing's obligations and liabilities shall be as set forth in this Letter Agreement.

                                2.      APPLICABILITY AND PERFORMANCE  RETENTION
                                        TERM.
  [GRAPHIC OMITTED]
                                        This   Letter    Agreement    shall   be
                                applicable to the Covered Aircraft, including the engines installed on the Covered Aircraft, whether purchased from Boeing as installed engines or purchased directly from the engine manufacturer (ENGINE MANUFACTURER) as new spare engines for support of the Covered Aircraft during the Performance Retention Term of this Letter Agreement.

                                        2.1   DELIVERY   SCHEDULE   FOR  COVERED
                                              AIRCRAFT.

                                         For  the   purposes   of  this   Letter
                                Agreement, it is anticipated that Boeing shall deliver the Covered Aircraft to Customer in accordance with the delivery schedule set forth in the table below. If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.

                                        ----------------------------------
                                            Aircraft      Delivery Date
                                        ----------------------------------
                                               1             2/2010
                                        ----------------------------------
                                               2              [ * ]
                                        ----------------------------------
                                               3              [ * ]
                                        ----------------------------------
                                               4              [ * ]
                                        ----------------------------------
                                               5              [ * ]
                                        ----------------------------------
                                               6              [ * ]
                                        ----------------------------------
                                               7              [ * ]
                                        ----------------------------------
                                               8              [ * ]
                                        ----------------------------------
                                               9              [ * ]
                                        ----------------------------------
                                               10             [ * ]
                                        ----------------------------------
                                               11             [ * ]
                                        ----------------------------------
                                               12            10/2011
                                        ----------------------------------

                                        2.2 PERFORMANCE RETENTION TERM.

                                        Boeing's  and   Customer's   rights  and
                                obligations pursuant to this Letter Agreement for the Covered Aircraft shall commence on the date the first such Covered Aircraft is delivered to Customer and shall expire [ * ] (PERFORMANCE RETENTION TERM).

                                3.      CONDITIONS.

                                        3.1 OPERATION AND MAINTENANCE.

                                        Customer  shall operate and maintain the
                                Covered Aircraft in accordance with Customer's FAA-approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program as mutually agreed to by Boeing, Customer and Engine Manufacturer.

                                        3.2 POWERBACK.
  [GRAPHIC OMITTED]
                                        It is  specifically  agreed that reverse
                                thrust will not be used for normal ground maneuvering (POWERBACK) of the Covered Aircraft, unless required for exceptional operational situations. Customer will promptly notify Boeing of any use of Powerback under such situations. Boeing and Customer mutually agree to determine, through good faith technical negotiation, the impact of such uses of Powerback on a Covered Aircraft's cruise fuel mileage and to apply the appropriate adjustments in the calculations of performance levels and/or remedies under this Letter Agreement.

                                        3.3 FLIGHT CYCLE UTILIZATION AND DERATE.

                                        The  parties  agree  that  the  Aircraft
                                Commitment, as set forth in Paragraph 1 above, is predicated upon Customer's planned utilization of not more than [ * ] flight cycles per Covered Aircraft per year, whichever is less, during the Performance Retention Term, and where the engines are operated with an average minimum derate of at least [ * ]. In the event Customer employs a Covered Aircraft during the Performance Retention Term of this Letter Agreement within the Customer's system such that the utilization is greater than [ * ] flight cycles per Covered Aircraft per year, and/or the average engine derate is less than [ * ], the parties agree to make adjustments to the Basic Data, defined in Paragraph 4 below, solely with respect to such Covered Aircraft, as a consequence of such greater utilization and/or reduced derate, if appropriate.

                                4.      DETERMINATION     OF    FUEL     MILEAGE
                                        DETERIORATION.

                                        For  the   purposes   of   this   Letter
                                Agreement, fue1 mileage deterioration shall be determined on the basis of the cruise fuel mileage performance of each Covered Aircraft in accordance with Attachment A.

                                Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (BASIC DATA).

                                5.      NOTICE OF PERFORMANCE DETERIORATION.

                                        Following  evaluation  of the Basic Data
                                by Customer, if Customer believes the Cumulative Fleet Average Fuel Mileage Deterioration exceeds the Aircraft Commitment, Customer shall give Boeing prompt written notice thereof.

                                6.      ELECTION OF ACTIONS.

                                        Upon Boeing's receipt of any notice that
                                the Cumulative Fleet Average Fuel Mileage Deterioration exceeds the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:

                                        6.1 DATA.
  [GRAPHIC OMITTED]
                                        Boeing will  evaluate the Basic Data. At
                                its option, Boeing may accomplish such evaluation by analysis of Customer's raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B. Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers. The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by
                                Customer to the Covered Aircraft or engines which have occurred subsequent to delivery of the Covered Aircraft. Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training.) If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties.

                                        6.2 SURVEYS.

                                        If  Customer's  cruise fuel mileage data
                                is confirmed as correctly indicating that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds the Aircraft Commitment, Boeing shall, at its option, perform or cause the Engine Manufacturer to perform (1) a survey of Customer's operating procedures for such Covered Aircraft and engines, and (2) a conformity survey of the airframe and engines of such Covered Aircraft. If the surveys confirm that one or more of the engines have been operated for more than [ * ] since new or for more than [ * ] since performance refurbishment. Boeing and/or Engine Manufacturer shall address the benefit of refurbishment of such engine(s) in its recommended corrective actions. Boeing agrees that it will only perform such inspections at reasonable times and upon reasonable notice and shall not interfere with Customer's normal day-to-day operations.

                                        6.3 WEIGHT.

                                        Boeing may request that  Customer  weigh
                                such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.

                                        6.4 CORRECTIVE ACTIONS.

                                        Boeing   shall    promptly   make   such
                                recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 - 6.3. Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations. Corrective actions, which involve maintenance due to operations or maintenance not in accordance with paragraph 3.1 and/or refurbishment outside of the limits outlined in paragraphs 6.2 and 6.5, both on-wing and off-wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.

                                        6.5   IMPROVEMENT   PARTS   AND   ENGINE
                                              REFURBISHMENT.
  [GRAPHIC OMITTED]
                                        Following   the    completion   of   any
                                corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds the applicable Aircraft Commitment, Boeing shall have the option to provide or cause to be provided to Customer, at no charge, (except life used on engine parts or parts utilized for maintenance) any airplane drag improvement parts and/or engine TSFC improvement parts [GRAPHIC (IMPROVEMENT PARTS) which, when installed in such Covered Aircraft or engines, would result in an improvement in the cruise fuel mileage performance. Boeing shall provide and/or shall cause Engine Manufacturer to provide, as appropriate, reimbursement for Customer's incorporation of such improvements, corrections, or changes at the warranty labor rate then in effect between Boeing and Customer or Engine Manufacturer and Customer, as applicable. Boeing and/or Engine Manufacturer shall give Customer reasonable advance written notice of the estimated on-dock date at Customer's maintenance base for any such Improvement Parts.

                                        If Boeing elects to provide or causes to
                                be provided Improvement Parts for such Covered Aircraft or engines, then Customer and Boeing shall mutually agree upon the details of such an Improvement Parts program. To the extent Boeing and/or Engine Manufacturer are required to support such a program, such support shall be provided at no charge to Customer.

                                        If   Customer   elects  to   incorporate
                                Improvement Parts in such Covered Aircraft and/or engines, they shall be incorporated in a timely manner and in accordance with Boeing and Engine Manufacturer instructions.

                                        If  Customer  elects not to  incorporate
                                Improvement Parts in such Covered Aircraft and/or engines, or if Customer elects not to refurbish an engine which has exceeded [ * ] cycles since new or [ * ] cycles since performance refurbishment, and for which Engine Manufacturer has recommended refurbishment as part of its recommended corrective actions, subsequent Basic Data shall be appropriately adjusted by an amount consistent with the improvement in cruise fuel mileage performance which would have been realized had such Improvement Parts been incorporated or had such engine refurbishment been performed; provided, however, any such improvement in cruise fuel mileage performance shall be reasonably substantiated by Boeing to Customer.

                                7. PAYMENTS.

                                        In the event  that the Basic  Data shows
                                that Cumulative Fleet Average Fuel Mileage Deterioration exceeds the Aircraft Commitment, and Boeing has failed to design or cause the Engine Manufacturer to design, Improvement Parts to correct such failure and deliver same to Customer, such failure will result in the economic remedies as described below. No payment shall be made for any portion of the deficiency corrected for by Improvement Parts that have not been incorporated in the Covered Aircraft (i) within ninety (90) days after the delivery of such Improvement Parts to Customer for modifications that can be accomplished during line maintenance or (ii) within a mutually agreed upon period of time for more extensive modifications.

                                           7.1     FLEET COMPENSATION.
  [GRAPHIC OMITTED]
                                        Boeing will pay to Customer annually for
                                a period not exceeding [ * ] after the delivery of the first Covered Aircraft, an amount equal to the Fleet Annual Compensation for the immediately preceding Annual Period. The "FLEET ANNUAL COMPENSATION" is the sum of each [ * ]. [GRAPHIC The "MONTHLY [ * ] AMOUNT" is defined as and shall be calculated for any month (y) in a given calendar year when the Current Cumulative Fleet Average [ * ], as defined in Paragraph 6 of Attachment A, of the Covered Aircraft exceeds the Aircraft Commitment in accordance with the following formula:

                                  [ * ]







                                        7.2 CREDIT MEMORANDUM.

                                        Payments   to   Customer   pursuant   to
                                Paragraph 7.1 above shall be by credit memorandum issued by Boeing and/or Engine Manufacturer. Any payments made under this Letter Agreement shall be as a result of operation of the Aircraft by Customer.

                                        7.3. CREDIT ADJUSTMENTS.

                                        The  amount of  performance  improvement
                                attributable to any Improvement Parts shall be determined by analysis based on data supplied by Boeing and certified to be correct by Boeing. The amount of such improvement shall be deemed to be the amount of improvement as calculated using reasonable engineering interpretations and calculations based on the data furnished pursuant to Article
                                5.4 of AGTA-TLS and the data furnished pursuant to this Paragraph 7.3

                                        7.4  ANNUAL   LIMITATION  ON  AMOUNT  OF
                                             CREDITS.

                                        The total Annual Excess Fuel Burn Amount
                                credits Boeing and/or Engine Manufacturer is obligated to issue pursuant to this Letter Agreement shall not exceed [ * ] in an Annual Period per Covered Aircraft, or as adjusted by Boeing for changes in the price of Kerosene Base, Commercial Jet Fuel in accordance with the formula set forth in the Attachment C hereto for each Aircraft in any Annual Period.

                                8. DUPLICATION OF BENEFITS
  [GRAPHIC OMITTED]
                                        Boeing and Customer agree that it is not
                                the intent of the parties under this Letter Agreement to cause Boeing and/or Engine Manufacturer to provide duplicate benefits to Customer for the same event which results in Customer's unjust enrichment, provided that, in the case of any such duplicate benefits, Customer shall be entitled to elect to receive the benefit which is most favorable to Customer.

                                9. ASSIGNMENT PROHIBITED.

                                        Notwithstanding  any other provisions of
                                the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

                                10. EXCLUSIVE REMEDY.

                                        Performance of the  commitments  made in
                                this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement is in substitution for all other damages and remedies recoverable by Customer from Boeing and shall constitute complete, full and final settlement and satisfaction of all Boeing's obligations and liabilities to Customer arising out of failure of a Covered Aircraft to comply with the Aircraft Commitment. Customer hereby waives and releases all other rights, remedies, claims and causes of action against Boeing relating to the failure of any Covered Aircraft to comply with the Aircraft Commitment.

                                11. CONFIDENTIAL TREATMENT.

                                        Customer    understands   that   certain
                                commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.
  [GRAPHIC OMITTED]
                                If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate pour acceptance and approval below.

                                Very truly yours,

                                THE BOEING COMPAY

                                By  [ * ]
                                    ---------------------------------

                                Its Attorney-In-Fact
                                    ---------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

                                    /s/ William J. Flynn
                                -----------------------------------------

                                By: /s/ Mr. William J. Flynn
                                    -------------------------------------

                                Its:President and Chief Executive
                                    Officer
                                    -------------------------------------

      [ * ]

      [ * ]

      [ * ]

      [ * ]

      [ * ]

                                                          THE BOEING COMPANY
                                                          P.O. Box 3707
                                                          Seattle, WA 98124-2207



                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543

                                Subject:    Airworthiness Directive Cost
                                            Participation Program

                                Reference:  Purchase  Agreement  No.  3134  (the
                                            PURCHASE   AGREEMENT)   between  The
                                            Boeing Company  (Boeing)   and Atlas
                                            Air,  Inc. (CUSTOMER)  relating   to
                                            Model   747-8   Freighter   aircraft
                                            (the AIRCRAFT)
  [GRAPHIC OMITTED]
                                This letter agreement (LETTER AGREEMENT) amends and supplements the Purchase Agreement. It grants to Customer the Airworthiness Directive Cost Participation Program described herein (the PROGRAM). All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                1. SCOPE.

                                        This  Program   applies  to  any  Boeing
                                Product installed in the Aircraft at the time of delivery that is modified or replaced with Boeing-designed corrective materials to comply with terminating actions specified in FAA Airworthiness Directives when the defects are of the type covered by the material and workmanship or design warranties set forth in Exhibit C, Product Assurance Document, of the AGTA.

                                2. TERM.

                                        The term of the  Program  is [ * ] after
                                delivery of each Aircraft.

                                3. BOEING PARTICIPATION.

                                        3.1   MATERIALS.   If   any   corrective
                                materials are required as described under paragraph 1 above during the term of this
                                Program, Boeing will promptly furnish such materials to Customer (including Boeing-designed standard parts but excluding industry standard parts such as MS and NAS standards) at a price determined in accordance with the following formula:

                                P =    CT
                                       --
                                      [ * ]

                                P =    Price to Customer.

                                C =    The Boeing then-current sales
                                       price for such materials

                                T  =    Total  age  in  months  (to the  nearest
                                        month)  of the  Aircraft  in which  such
                                        materials are installed from the date of
                                        delivery of such Aircraft to the date of
                                        completion of such  installation.  H 3.2
                                        LABOR.  Any  labor   reimbursement   for
                                        Customer's  installation of materials in
                                        [GRAPHIC the Aircraft that Boeing is required to provide to Customer pursuant to the provisions of paragraph 1 above, will be provided to Customer in an amount as determined by the following formula:

                                R  =    L [1 - (T/[ * ])]
  [GRAPHIC OMITTED]
                                R  =    Reimbursement   amount   provided     to
                                        Customer.

                                L  =    The  product  of Customer's direct labor
                                        man-hours     expended     in     actual
                                        installation of corrective materials in the Aircraft, but not to exceed Boeing's reasonable estimate of the man-hours required for the performance thereof by Customer, multiplied by the then-current
                                        Warranty Labor Rate.

                                T  =    Total  age  in  months  (to the  nearest
                                        month) of the Aircraft in which such materials are installed from the date of delivery of such Aircraft to the date of completion of such installation.

                                4.      GENERAL CONDITIONS AND LIMITATIONS.

                                        4.1  Customer's  written notice of claim
                                (for the avoidance of doubt, this is a notice of Customer's intent to file a detailed claim) under this Program must be received by Boeing's Warranties Regional Manager within 3 months from the date of issuance of any applicable Airworthiness Directive.

                                        4.2  THE   DISCLAIMER  AND  RELEASE  and
                                EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Part 2 of Exhibit C of the AGTA apply to this Program.

                                5.      CONFIDENTIAL TREATMENT.

                                        Customer    understands   that   certain
                                commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations. Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

                                If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

                                Very truly yours,
  [GRAPHIC OMITTED]
                                THE BOEING COMPANY

                                By [ * ]

                                Its Attorney-In-Fact
                                    ---------------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

                                    /s/ William J. Flynn
                                -------------------------------------------

                                By: Mr. William J. Flynn
                                -------------------------------------------

                                Its: President and Chief Executive Officer
                                -------------------------------------------

                                                     THE BOEING COMPANY
                                                     P.O. Box 3707
                                                     Seattle,  WA
                                                     98124-2207


                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543

                                Subject:   Maintenance Cost Protection

                                Reference: Purchase Agreement 3134 (the PURCHASE
                                           AGREEMENT)   between   The     Boeing
                                           Company  (BOEING) and Atlas Air, Inc.
                                           (CUSTOMER) relating   to Model  747-8
                                           Freighter aircraft (the AIRCRAFT)
  [GRAPHIC OMITTED]
                                This letter agreement including without limitation all attachments and amendments hereto (LETTER AGREEMENT) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                RECITALS

                                A. Customer has requested a program which will either demonstrate the projected maintenance costs for the Aircraft or, if such projected costs are not demonstrated, provide Customer specific remedies.

                                B. In response to Customer's request Boeing offers the following maintenance cost program (PROGRAM) for estimating and validating the maintenance costs incurred by Customer in the operation of the Aircraft and providing specific remedies to Customer in the event maintenance costs for the Aircraft as defined in this Letter Agreement exceed specified values.

                                AGREEMENT

                                1.0      COVERED AIRCRAFT.

                                The Program shall apply to each of the Aircraft operated by Customer on Customer's routes during the Program Term (COVERED AIRCRAFT).

                                2.0      PROGRAM TERM.

                                The Program shall begin on the first day of the month in which the first Covered Aircraft is delivered by Boeing to Customer, continue [ * ] and consist of [ * ] beginning on the date the Program Term commences and thereafter on the yearly anniversary thereof (REPORTING PERIOD(S)).

                                3.0      COVERED MAINTENANCE.

                                The maintenance costs covered by the Program shall be the costs (as more fully defined herein) of labor performed and materials used in the airframe, airframe component and engine line maintenance of the Covered Aircraft where the maintenance is performed as part of a maintenance program approved by Customer's regulatory authority (COVERED MAINTENANCE).

                                4.0      PROGRAM COMMITMENT.
  [GRAPHIC OMITTED]
                                The Cumulative Actual Maintenance Cost shall not exceed the Cumulative Target Maintenance Cost as these terms are defined in this Article 4 (PROGRAM COMMITMENT). If the performance of the Covered Aircraft does not comply with the Program Commitment (NON COMPLIANCE), Customer shall have the remedies specified in Article 8, below.

                                        4.1 CUMULATIVE  ACTUAL  MAINTENANCE COST
                                means the aggregate Actual Maintenance Cost of Covered Maintenance for all then-completed Reporting Periods divided by the Fleet Flight Hours for all such completed Reporting Periods.

                                        4.2  ACTUAL  MAINTENANCE  COST means the
                                sum of (i) the Direct Material Cost, (ii) the Direct Labor Cost, (iii) the Subcontracted Maintenance Labor Cost, and (iv) the Subcontracted Maintenance Material Cost incurred by Customer during a Reporting Period for Covered Maintenance, where:

                                        4.2.1  DIRECT  MATERIAL  COST  means the
                                actual cost paid by Customer for materials required to perform the Covered Maintenance in a Reporting Period, as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement and exclusive of those costs and other charges as set forth in Article 9; and

                                        4.2.2   DIRECT   LABOR  COST  means  the
                                product of Direct Labor Hours and Labor Rate, where:

                                                  4.2.2.1   DIRECT  LABOR  HOURS
                                means the hours actually expended by Customer in performing the Covered Maintenance during a Reporting Period, as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work; and

                                                  4.2.2.2  LABOR  RATE means the
                                average direct hourly labor rate during such Reporting Period, as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement exclusive of fringe benefits, premium time allowances, social charges and business taxes paid to Customer's employees who actually perform the Covered Maintenance; and

                                                  4.2.3            SUBCONTRACTED
                                MAINTENANCE LABOR COST means the cost as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement incurred by Customer for labor for Covered Maintenance performed for Customer during a Reporting Period by either a third party certified to perform such Covered Maintenance pursuant to 14 United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145.

                                                  4.2.4            SUBCONTRACTED
                                MAINTENANCE MATERIAL COST means the cost as reported by Customer and adjusted by Boeing pursuant to the provisions of this Letter Agreement incurred by Customer for materials for Covered Maintenance performed for Customer during a Reporting Period by either a third party certified to perform such Covered Maintenance pursuant to 14 United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145.

                                        4.3 FLEET  FLIGHT  HOURS means the total
                                airborne time (aircraft takeoff-to-touchdown) accumulated by all of the Covered Aircraft during a Reporting Period.
  [GRAPHIC OMITTED]
                                        4.4  FLEET   LANDINGS  means  the  total
                                number of landings accumulated by all the Covered Aircraft during a Reporting Period.

                                        4.5 CUMULATIVE  TARGET  MAINTENANCE COST
                                means the value calculated at the end of each completed Reporting Period by multiplying the Target Maintenance Cost for each completed Reporting Period by the Fleet Flight Hours reported by Customer for each such completed Reporting Period, adding the products together and dividing the sum by the total Fleet Flight Hours for all completed Reporting Periods.

                                        4.6  TARGET  MAINTENANCE  COST means the
                                sum of the target Direct Material Cost, target Direct Labor Cost, target Subcontracted Maintenance Labor Cost and target Subcontracted Maintenance Material Cost for a Reporting Period, determined or recalculated by Boeing as appropriate pursuant to the provisions of this Letter Agreement and provided to Customer pursuant Attachments C and F to this Letter Agreement, as applicable.

                                5.0 CALCULATION OF TARGET MAINTENANCE COST.

                                        5.1 No later than six (6)  months  prior
                                to delivery of the first Covered Aircraft, Customer will provide to Boeing the maintenance cost data and operational assumptions described on Attachment A for Customer's model 747-400F fleet covering the most recent [ * ] continuous years of operation (MAINTENANCE COST BENCHMARK
                                DATA).

                                        5.2 Using the  methodology  set forth in
                                Attachment B, Boeing will adjust the Maintenance Cost Benchmark Data to a mature maintenance level for Customer's model 747-400F fleet (MATURE BENCHMARK FLEET VALUE).

                                        Boeing  will then  decrease  the  Mature
                                Benchmark Fleet Value by [ * ] to establish the mature equivalent maintenance cost for the Covered Aircraft (MATURE EQUIVALENT MAINTENANCE
                                COST).
  [GRAPHIC OMITTED]
                                        Using the  methodology  in Attachment B,
                                Boeing will derive from the Mature Equivalent Maintenance Cost the baseline cost elements described in Table 1 of Attachment B (COVERED AIRCRAFT MAINTENANCE COST BASELINE VALUES).

                                        Using   the   operational    assumptions
                                provided by Customer in Attachment A for the Covered Aircraft, the Covered Aircraft Maintenance Cost Baseline Values and the methodology set forth in Attachment B, Boeing will then derive the target mature maintenance cost for the Covered Aircraft (TARGET MATURE MAINTENANCE COST).

                                        Finally,   Boeing  will  apply  the  age
                                adjustment methodology set forth in Attachment B to the Target Mature Maintenance Cost to establish Target Maintenance Costs for the Covered Aircraft for each Reporting Period and will report such values to Customer in the form specified in Attachment C.

                                        5.3 Boeing will  recalculate  the Target
                                Maintenance Costs in the circumstances and using the methodology provided in Attachment B and will report any recalculated Target Maintenance Costs to Customer in the form specified in Attachment F.

                                6.0 REPORTING OF ACTUAL MAINTENANCE DATA.

                                        6.1 Within 90 days after the last day of
                                each Reporting Period Customer will complete and return to Boeing Attachment D to provide to Boeing the data specified therein for that Reporting Period. Customer will report costs in Customer's currency.

                                        6.2   Failure   to   provide   the  data
                                specified in Article 6.1 to Boeing within the specified 90 day period shall constitute Customer's acknowledgment that the performance of the Covered Aircraft complies with the Program Commitment. If the Covered Aircraft subsequently should fail to perform in a manner consistent with the Program Commitment, however, Customer will, within 90 days after the last day of the Reporting Period in which such Noncompliance occurs, report to Boeing the data specified on Attachment D for all then-completed Reporting Periods of the Program Term.

                                7.0 CALCULATION OF ACTUAL  MAINTENANCE COSTS AND
                                    COMPLIANCE WITH THE PROGRAM COMMITMENT.

                                        7.1 Subject to the limitations described
                                in Article 9. within 30 days after receiving Customer's report pursuant to Article 6.0 for each Reporting Period, Boeing will use the data provided by the Customer in such report and the methodology in Attachment B to calculate the
                                Cumulative Actual Maintenance Cost for the Covered Aircraft as of the end of such Reporting Period and will provide to Customer a report in content and form as shown in Attachment E.
                                Boeing will convert values expressed in Customer's currency to U.S. Dollars as described in Attachment B in order to perform the computations and comparisons contemplated by this Letter Agreement. Monetary amounts determined and reported by Boeing will be expressed in U.S. dollars.
  [GRAPHIC OMITTED]
                                        7.2 If the data  determined  pursuant to
                                Article 7.1 indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Customer will, upon request, submit to Boeing sufficient information to allow Boeing to verify:

                                                  7.2.1  the  data  reported  by
                                Customer pursuant to Article 6,

                                                  7.2.2   the   data   does  not
                                reflect assumptions other than those relied upon in developing the Target Maintenance Costs, and

                                                  7.2.3  the data is  consistent
                                with all provisions of this Letter Agreement

                                        7.3 If after completing the verification
                                and analysis described in Article 7.2, the data indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Boeing will take corrective action as defined in
                                Article 8.0; provided that throughout the period of such Noncompliance, Customer, upon request, submits to Boeing such information as is necessary for Boeing to:

                                                  7.3.1   analyze  the  problems
                                causing such Noncompliance, and

                                                  7.3.2 develop,  when required,
                                appropriate corrective action.

                                        7.4 At Customer's  request,  Boeing will
                                provide Customer sufficient information to verify the data described in Article 7.1 and 7.3 and the calculations used to produce that data.

                                8.0      CORRECTIVE ACTION.

                                Should corrective action pursuant to Article 7.3 be appropriate, Boeing will:

                                                  8.1.1      investigate     the
                                circumstances   and   possible   causes  of  the
                                Noncompliance

                                                  8.1.2.    provide    technical
                                assistance to Customer in the form of analysis and recommendations for reducing Actual Maintenance Cost

                                                  8.1.3  If  necessary,   Boeing
                                will initiate a design review of the systems, accessories, equipment or parts determined by Boeing to be the primary cause of the Noncompliance and, when in Boeing's judgment a redesign is indicated as a technically and economically practicable means of complying with the Program Commitment, Boeing will redesign or cause the redesign of such items, and
  [GRAPHIC OMITTED]
                                                  8.1.4.    If   such   redesign
                                results in retrofit kits being offered by Boeing or Boeing's suppliers, Boeing will provide such kits or cause such kits to be provided at no charge to Customer. Boeing will also reimburse, at Boeing's then existing warranty labor rate Customer's reasonable Direct Labor Costs for incorporation of any such kit manufactured to Boeing's or Boeing's supplier's detailed design. Such reimbursement will be provided pursuant to Exhibit C, "Product Assurance Document." of the AGTA.

                                8.2 At Boeing's request, Customer will assign to Boeing, any of Customer's rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any corrective action provided by Boeing hereunder.

                                9.0      CONDITIONS AND LIMITATIONS.

                                        9.1 If, with the intent of reducing  the
                                cost  of  Covered  Maintenance,  Boeing  or  any
                                supplier issues service bulletins, service letters or other written instructions or offers no-charge retrofit kits, Customer and its subcontractors will comply with such instructions or install such kits (COMPLY) within a period of two hundred forty (240) days after issuance of such instructions or receipt of such kits at Customer's facility, or such longer period as may be mutually agreed by the parties (RESPONSE PERIOD). If Customer or any of its subcontractors does not Comply within the Response Period, after expiration of such Response Period all maintenance costs which Boeing determines would have been eliminated if such instructions or kits had been incorporated will be subtracted from the Actual Maintenance Costs reported.

                                        9.2 Customer will promptly notify Boeing
                                in writing of any variations in its maintenance cost accounting system or procedures or those of its subcontractors which would affect the proper reporting of Actual Maintenance Costs. Boeing will make adjustments to the Cumulative Target Maintenance Cost to reflect the effect of any such variations.

                                        9.3 Upon reasonable  notice to Customer,
                                Boeing will have the right to audit all Actual Maintenance Cost Data reported by Customer during the Program Term, as well as the maintenance practices and procedures related thereto. Customer will also obtain from its subcontractors permission for Boeing to audit from time to time and upon reasonable notice such subcontractors' maintenance records and practices during the Program as they pertain to the Covered Aircraft. Boeing will have the right to disapprove costs it deems improperly reported or for which it does not receive sufficient data to verify either the Direct Labor Hours performed or the Direct Material Costs incurred in performing such maintenance. Boeing will provide Customer written notification of its disapproval of any such costs, and, if Customer does not provide proof within 60 days after such notification that such costs are properly chargeable, Boeing's disapproval will be deemed final and conclusive and Boeing will deduct such costs from the computation of Actual Maintenance Costs.

                                        9.4 Upon reasonable  notice to Customer,
                                Boeing may inspect Customer's maintenance facilities, programs and procedures. If Boeing recommends in writing reasonable changes to
                                Customer's or its subcontractors' maintenance programs and procedures which would reduce Actual Maintenance Costs and Customer or its subcontractors do not implement such changes or delay implementing such changes beyond the Response Period set forth in Article 9.1, Boeing, will adjust the Actual Maintenance Costs that have been reported to deduct the increased maintenance costs which Boeing estimates resulted from the failure or delay in implementing such changes.

                                9.5 Actual Maintenance Cost will not include any of the following costs:

                                     (a)      Costs  arising  from  loss of,  or
                                              damage to, any  Covered  Aircraft,
                                              or    any    system,    accessory,
                                              equipment or part thereof.

                                     (b)      Any   taxes,   duties,    tariffs,
                                              surcharges,        transportation,
                                              insurance, interest or overhead.

                                     (c)      The costs of initial or sustaining
                                              spare  parts   inventory   or  the
                                              depreciation  of such spare parts;
                                              costs     resulting    from    any
                                              modification    to   the   Covered
                                              Aircraft or any system, equipment,
                                              accessory  or part  thereof  other
                                              than modifications described under
                                              Articles 8.1.4 and 9.1 herein.

                                     (d)      Costs resulting from the negligent
                                              acts or omissions of Customer.

                                     (e)      Costs  resulting  from the failure
                                              to   comply   with   Boeing's   or
                                              Boeing's   suppliers'   applicable
                                              written   instructions   for   the
                                              operation, service, maintenance or
                                              overhaul of any Covered  Aircraft,
                                              or    any    system,    accessory,
                                              equipment or part thereof.

                                     (f)      Costs attributable to loss of use,
                                              revenue or profit.

                                     (g)      Costs   of   consumable    fluids,
                                              including fuel.

                                     (h)      Costs  due to acts  of  God,  war,
                                              armed hostilities,  riots,  fires,
                                              floods,   earthquakes  or  serious
                                              accidents, governmental acts
                                              or   failure   to  act   affecting
                                              materials,  facilities or aircraft
                                              needed  for  the   maintenance  of
                                              Covered Aircraft.

                                     (i)      Costs  due  to  strikes  or  labor
                                              troubles    causing     cessation,
                                              slowdown or  interruption  of work
                                              related  to  the   maintenance  of
                                              Covered Aircraft.

  [GRAPHIC OMITTED]
                                      (j)     Costs resulting from failure of or
                                              delay   in    transportation    or
                                              inability,  after  due and  timely
                                              diligence,  to procure  materials,
                                              systems, accessories, equipment or
                                              parts  needed for the  maintenance
                                              of Covered Aircraft.

                                     (k)      Amounts  for any part  provided by
                                              Boeing or  Boeing's  suppliers  to
                                              Customer at no charge.

                                     (1)      Amounts  equal  to the  difference
                                              between the reported price for any
                                              part  and the  reduced  price  for
                                              such part as provided by Boeing or
                                              Boeing's suppliers to Customer.

                                     (m)      Amounts  related to any  warranty,
                                              maintenance   cost   guarantee  or
                                              similar agreement, for which there
                                              is a  credit  memorandum  or other
                                              payment   scheme   established  in
                                              Customer's  favor  and  issued  by
                                              Boeing or  Boeing's  suppliers  to
                                              Customer.

                                9.6 The Program will be suspended if during any Reporting Period the average utilization for the Covered Aircraft is less than the flight hour amounts shown in the table below:

                                AIRCRAFT MODEL                FLIGHT HOURS

                                       747                      3,000

                                The Program will resume on the first day of any subsequent Reporting Period during which the average utilization for the Covered Aircraft exceeds that set forth above. The Actual Maintenance Cost, Cumulative Actual Maintenance cost, and the Cumulative Target Maintenance Cost as of the end of any Reporting Period during the Program Term will exclude all Actual Maintenance Cost and Fleet Flight Hours accumulated during any Reporting Period in which the Program was suspended as provided above. The Program will not be extended to reflect any period wherein it was suspended.

                                10.0    NOTICE.

                                        10.1 All reports submitted to Boeing will be addressed to the attention of:

                                        Director -  BCA  Warranty  and  Supplier
                                        Support Contracts

                                        Boeing Commercial Airplanes
                                        P.O. Box 3707 Mail Code 2L-46
                                        Fax: 425-237-1706
                                        Seattle, Washington 98124-2207

                                        10.2     All   reports   submitted    to
                                        Customer  will  be  addressed  to  the
                                        attention of:

                                        Vice President Technical Operations
                                        Atlas Air, Inc.
                                        2000 Westchester Avenue
                                        Purchase, NY 10577-2543

                                11.0     CONFIDENTIAL TREATMENT.
  [GRAPHIC OMITTED]
                                        Customer    understands   that   certain
                                commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations. Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible under the circumstances.

                                12.0     EXCLUSIVE REMEDY.

                                        The  remedies  provided  in Article 8 of
                                this Letter Agreement are Customer's exclusive remedies in the event of Noncompliance and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for Noncompliance, Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Noncompliance.

                                13.0     ASSIGNMENT PROHIBITED.

                                        Notwithstanding  any other provisions of
                                the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

                                14.0     DISCLAIMER, RELEASE AND EXCLUSION.

                                THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND
                                RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.

  [GRAPHIC OMITTED]

                                If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

                                Very truly yours,

                                THE BOEING COMPANY

                                By: [ * ]
                                    --------------------------------------

                                Its                Attorney-In-Fact
                                    --------------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006
                                      -----------------

                                ATLAS AIR, INC.

                                /s/ William J. Flynn
                                ------------------------------------------

                                By: /s/ Mr. William J. Flynn
                                    --------------------------------------

                                Its: President and Chief Executive Officer
                                     -------------------------------------

       ATTACHMENT A: MAINTENANCE COST BENCHMARK DATA AND COVERED AIRCRAFT
                             OPERATIONAL ASSUMPTIONS


------------------------------------------------------------------------------------------------------------------------------------
                        AIRLINE'S HISTORIC BENCHMARK DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR           YEAR           YEAR
                                                          1:____           2:____           3:____         4:____         5:____
------------------------------------------------------------------------------------------------------------------------------------
   Direct Labor Cost
   ($ per Flight Hour)
------------------------------------------------------------------------------------------------------------------------------------
   Direct Material Cost
   ($ per Flight Hour)
------------------------------------------------------------------------------------------------------------------------------------
   Subcontract Maintenance
   Cost ($ per Flight Hour)
------------------------------------------------------------------------------------------------------------------------------------
   Direct Labor Rate
   ($ per Labor Hour)
------------------------------------------------------------------------------------------------------------------------------------
   Maintenance
   Subcontracted. %
------------------------------------------------------------------------------------------------------------------------------------
   Subcontract Labor Rate
   ($ per Labor Hour)
------------------------------------------------------------------------------------------------------------------------------------
   Annual Fleet Landings
   (Total for Year)
------------------------------------------------------------------------------------------------------------------------------------
   Annual Fleet Fight Hours
   (Total for Year)
------------------------------------------------------------------------------------------------------------------------------------
   Average. Fleet Size for
   Year (Number of Airplanes)
------------------------------------------------------------------------------------------------------------------------------------
   Average Fleet Age:
   o     In Flight Hours
   o     In Landings
   o     In Years
------------------------------------------------------------------------------------------------------------------------------------



  OPERATIONAL ASSUMPTIONS FOR COVERED AIRCRAFT

-------------------------------------------------------
   Direct Labor Rate
   ($ per Labor Hour)
-------------------------------------------------------
   Maintenance
   Subcontracted.%
-------------------------------------------------------
   Subcontract Labor Rate
   ($ per Labor Hour)
-------------------------------------------------------
   Annual Fleet Landings
   (Total for Year)
-------------------------------------------------------
   Annual Fleet Fight Hours
   (Total for Year)
-------------------------------------------------------

                           ATTACHMENT-B - ADJUSTMENTS

Boeing will adjust as described in this Attachment B the Maintenance Cost Benchmark Data submitted in Attachment A, the Target Maintenance Costs reported in Attachment C and Actual Maintenance Cost Data reported in Attachment D.

1.0      CURRENCY EXCHANGE RATE.

Boeing will convert maintenance cost data submitted in the Customer's currency to U. S. Dollars by multiplying such reported costs by the applicable exchange rate published in the U.S. edition of the Wall Street Journal on the day (not including weekends or U. S. national holidays) nearest to the midpoint of the applicable Reporting Period.

2.0      ESCALATION INDICES.

         2.1    MATERIAL PRICE INFLATION.

                The measure of material price inflation will be the Producer Price Index for "Other Aircraft Parts and Auxiliary Equipment Mfg" ((North American Industry Classification System (NAICS) code 336413, BLS Series ID = PCU336413)) obtained from the publication "Producer Prices and Price Indexes" published monthly by the U.S. Department of Labor, Bureau of Labor Statistics
(BLS) or any comparable successor publication published by the U.S. Department of Labor Bureau of Labor Statistics or any comparable successor agency (Material Index).

         2.2    LABOR PRICE INFLATION.

                The measure of labor price inflation will be the "Employment Cost Index for workers in aircraft manufacturing - Wages and Salaries" (ECI code
3721) obtained from the publication published quarterly by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor Bureau of Labor Statistics or any comparable successor agency (Labor Index). As the Labor Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February, the value for the month of June will be used for the months of April and May; the value for the month of September will be used for the months of July and August; and the value for the month of December will be used for the months of October and November.

3.0      BENCHMARK METHOD FOR DETERMINING TARGET MAINTENANCE COSTS.

        3.1 The Target Maintenance Costs will be determined for the Covered Aircraft as specified in subparagraphs 3.l (a) through 3.1 (g) of this Attachment B.

                  (a) The Direct Material Costs reported in the maintenance Cost Benchmark Data will be revised to values expressed in base year 2006 (Base Year) by multiplying such costs by the ratio of the average of the values for the Material Index published during the twelve months of the Base Year to the average of the values for the Material Index published for the months in which such Direct Material Costs were incurred.

                  (b) The Direct Labor Costs reported in the Maintenance Cost Benchmark Data will be revised to values expressed in the Base Year by multiplying such costs by the ratio of the average of the values for the Labor Index published during the twelve months of the Base Year to the average of the values for the Labor Index published for the months in which the Benchmark Direct Material Costs were incurred.

                  (c) The methodology and the applicable factors will be used as set forth in paragraph 5.6 of this Attachment B to convert the Benchmark Maintenance Cost Data to a Mature Benchmark Fleet Value, which reflects a maturity factor equal to 1.00.

                  (d) Next Boeing will decrease the Mature Benchmark Fleet Value by the percentage specified in Article 5.2 of the Letter Agreement to determine the Mature Equivalent Maintenance Cost for the Covered Aircraft.

                  (e) From the Mature Equivalent Maintenance Cost Boeing will derive the Covered Aircraft Maintenance Cost Baseline Values for the elements described in Table 1 of this Attachment:

TABLE 1: Covered Aircraft Maintenance Cost Baseline


                                          ------------------------------------------------------------------------
                                                                                    Labor            Labor
                                              Material $        Material $        Hours per        Hours per
                                                per FH          per Cycle            FH              Cycle
                                          ------------------------------------------------------------------------
                                                  AA                BB               CC                DD
------------------------------------------------------------------------------------------------------------------
   Line
   A Check
   C or 1 C-3C Check
   D/SI or 4C/SI Check
     Brakes
     Wheels/Tires
     Landing Gear
     APU
     Other Components
   QEC Line
==================================================================================================================



                  (f) The following formulas, the Covered Aircraft Maintenance Cost Baseline Values and the operational assumptions for the Covered Aircraft provided by Customer in Attachment A to the Letter Agreement will be used to generate the Target Mature Maintenance Cost for the Covered Aircraft, where the Target Mature Maintenance Cost is the sum of the values derived in the following formulas:

                  Target Mature Material Cost (or TMC) = ((BB + (Average Flight Time * AA))/Average Flight Time) * (1 - Subcontract %) * In-house Material Factor

                  Target Mature Labor Cost (or TLC) = (((DD + (Average Flight Time * CC)) * In-house Labor Rate)/Average Flight Time) * ( 1
                  - Subcontract %) * In-house Labor Factor

                  Target  Mature  Subcontract  Material  Cost (or TSMC) = ((BB +
                  (Average   Flight   Time  *   AA))/Average   Flight   Time)  *
                  (Subcontract %) * Contract Material Factor

                  Target Mature Subcontract Labor Cost (or TSLC) = (((DD + (Average Flight Time * CC)) * Subcontract Labor Rate)/Average Flight Time) * (Subcontract %) * Contract Labor Factor

                  Where: In-house Material Factor, In-house Labor Factor, Contracted Material Factor, and Contracted Labor Factor will have values (1) determined by Boeing and provided to the Customer on Attachment C and, if applicable, Attachment F and
                  (2) are derived by dividing the Direct Material Cost, Direct Labor Cost, and Subcontracted Maintenance Cost reported in Attachment A (or subsequently in Attachment D) by fleet wide industry averages which Boeing derives from published industry sources and data collected from airlines.

                  (g) Then the methodology and the applicable factors set forth in paragraph 5.6 of this Attachment B will be applied to the Target Mature Maintenance Cost to determine the Target Maintenance Cost for the Covered Aircraft for each Reporting Period.

4.0      REPORTING PERIOD ADJUSTMENTS.

The reported Direct Material Cost for a Reporting Period and the reported Subcontracted Maintenance Material Cost for a Reporting Period will be revised to values express in the Base Year by multiplying such costs by the ratio of the average of the values of the Material Index published for the twelve months of the Base Year to the average of the values for the Material Index published during twelve months of the applicable Reporting Period.

The reported Direct Labor Cost for a Reporting Period and the reported Subcontracted Maintenance Labor Cost for a Reporting Period will be revised (1) by multiplying the reported Direct Labor Cost by the ratio of the Labor Rate specified in the operational assumptions section of Attachment A to the Customer's then-current Labor Rate, as reported in Attachment D, and (2) by multiplying the reported Subcontracted Maintenance Labor Cost by the ratio of the Subcontracted Maintenance Labor Rate specified in the operational assumptions section of Attachment A to the Subcontracted Maintenance Labor Rate as reported in Attachment D.

5.0      RECALCULATION OF TARGET MAINTENANCE COST.

         5.1      AIRFRAME MAINTENANCE PERFORMED BY OTHERS.

                  If during any Reporting Period, the operational assumptions reported in Attachment A and subsequently reported in Attachment D with regard to airframe maintenance performed by others (Subcontracted Maintenance) are different by more than +/- 10% (absolute value), the In-house Material Factor, In-house Labor Factor, Contracted Material Factor, and Contracted Labor Factor, as applicable, will be revised by Boeing by dividing the reported maintenance costs in Attachment D by fleet wide industry averages which Boeing derives from published industry sources and data collected from airlines. Using such revised factors the Target Maintenance Cost for that Reporting Period will then be adjusted as specified in paragraph 5.3 below.

         5.2      AVERAGE FLIGHT TIME.

                  If the Actual Average Flight Time (AAFT) for any Reporting Period differs from the Projected Average Flight Time (PAFT) of _______ hours by more than +/- 0.5 Flight Hours, the target Direct Material Cost (TMC) and target Direct Labor Cost for that Reporting Period will be adjusted using the methodology as specified in paragraph 5.3 below to reflect the AAFT, where:

                  5.2.1 ACTUAL AVERAGE FLIGHT TIME (AAFT) is obtained by dividing Total Fleet Flight Hours reported in Attachment D by Total Fleet Landings reported in Attachment D, and

                  5.2.2 PROJECTED AVERAGE FLIGHT TIME (PAFT) is obtained by dividing Total Fleet Flight Hours reported in the Operational Assumptions section of Attachment A by Total Fleet Landings reported in the Operational Assumptions section of Attachment A.

         5.3      METHOD FOR RECALCULATING TARGET MAINTENANCE COST.

             As permitted by paragraph 5.1 or 5.2 of this Attachment B, the Target Maintenance Cost for a Reporting Period will be recalculated using the following formulas and using the operational assumptions provided by the Customer for the Reporting Period in Attachment D to the Letter Agreement:

Recalculated  Target  Material  Cost (or RTMC) = ((BB + (Average  Flight  Time *
AA))/Average Flight Time) * (1 - Subcontract %) * In-house Material Factor

         Recalculated Target Labor Cost (or RTLC) = (((DD + (Average Flight Time
         * CC)) * In-house Labor Rate)/Average Flight Time) * (1- Subcontract %)
         * In- house Labor Factor

         Recalculated Target Subcontract Material Cost (or RTSMC) = ((BB + (Average Flight Time * AA))/Average Flight Time) * (Subcontract %) * Contract Material Factor

         Recalculated Target Subcontract Labor Cost (or RTSLC) = (((DD + (Average Flight Time * CC)) * Subcontract Labor Rate)/Average Flight
         Time) * (Subcontract %) * Contract Labor Factor

             WHERE: AA, BB, CC and DD have the values reported for those elements on Attachment C to the Letter Agreement.

         5.4      COVERED AIRCRAFT.

                  The Target Maintenance Cost is based on the number of Covered Aircraft. If the number of Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period to address any change to the average fleet age by using the methodology specified in paragraph 5.6, below.

         5.5      DELIVERY SCHEDULE.

                  The Target Maintenance Cost is based on the delivery schedule of Covered Aircraft as described in Table 1 of the Purchase Agreement. If the delivery schedule for the Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period and subsequent Reporting Periods to address any resulting changes to the average fleet age using the methodology specified in paragraph 5.6, below.

         5.6      AGE ADJUSTMENT.

                  Age Adjustments will be based on the average fleet age during a Reporting Period and the factors set forth in the table below.. Maintenance Cost Benchmark Data will be adjusted to Maturity by dividing the cost for a given period by the Maturity Factor which corresponds to the average fleet age. The Target Maintenance Cost will be calculated by multiplying the Target Mature Maintenance Cost by the maturity factor corresponding to the average age of the Covered Aircraft at the time of the Reporting Period.

         5.7      COVERED AIRCRAFT CONFIGURATION.

                  Target Maintenance Costs set forth in this Program are based on the configuration for the Covered Aircraft as set forth in Exhibit A to the Purchase Agreement as of the date of signing of the Purchase Agreement. Such Target Maintenance Costs may be recalculated as appropriate to reflect the configuration of the Covered Aircraft at the time of delivery to Customer and to reflect any changes to the configuration occurring during the Program Term.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   MATURITY FACTORS
                                                                    MSG-3 AIRPLANES
------------------------------------------------------------------------------------------------------------------------------------
    FLT HRS/YR       1,500       2,000       2,500      3,000       3,500       4,000        4,500      5,000      5,500      6,000
------------------------------------------------------------------------------------------------------------------------------------
                   MATURITY FACTOR
                   -----------------------------------------------------------------------------------------------------------------
        0             0.250       0.250       0.250      0.250       0.250       0.250        0.250      0.250      0.250      0.250
        1             0.380       0.380       0.380      0.380       0.380       0.380        0.380      0.380      0.380      0.380
        2             0.650       0.650       0.650      0.650       0.650       0.650        0.650      0.650      0.650      0.650
        3             0.840       0.840       0.840      0.840       0.840       0.840        0.840      0.840      0.840      0.840
        4             0.920       0.920       0.920      0.920       0.920       0.920        0.920      0.920      0.920      0.920
        5             0.965       0.965       0.965      0.965       0.965       0.965        0.965      0.965      0.965      0.965
        6             0.980       0.980       0.980      0.980       0.980       0.980        0.980      0.980      0.980      0.980
        7             1.000       1.000       1.000      1.000       1.000       1.000        1.000      1.000      1.000      1.000
        8                 1           1           1          1           1           1            1          1          1          1
        9                 1           1           1          1           1           1            1          1          1          1
       10                 1           1           1          1           1           1            1          1          1          1
       11                 1           1           1          1           1           1            1          1          1          1
       12                 1           1           1          1           1           1            1          1          1          1
       13                 1           1           1          1           1           1            1          1          1          1
       14                 1           1           1          1           1           1            1          1          1          1
       15             1.015       1.020       1.025      1.030       1.035       1.040        1.045      1.050      1.055      1.060
       16             1.030       1.040       1.050      1.060       1.070       1.080        1.090      1.100      1.110      1.120
       17             1.045       1.060       1.075      1.090       1.105       1.120        1.135      1.150      1.165      1.180
       18             1.060       1.080       1.100      1.120       1.140       1.160        1.180      1.200      1.220      1.240
       19             1.075       1.100       1.125      1.150       1.175       1.200        1.225      1.250      1.275      1.300
       20             1.090       1.120       1.150      1.180       1.210       1.240        1.270      1.300      1.330      1.360
       21             1.105       1.140       1.175      1.210       1.245       1.280        1.315      1.350      1.385      1.420
       22             1.120       1.160       1.200      1.240       1.280       1.320        1.360      1.400      1.440      1.480
       23             1.135       1.180       1.225      1.270       1.315       1.360        1.405      1.450      1.495      1.540
       24             1.150       1.200       1.250      1.300       1.350       1.400        1.450      1.500      1.550      1.600
       25             1.165       1.220       1.275      1.330       1.385       1.440        1.495      1.550      1.605      1.660
       26             1.180       1.240       1.300      1.360       1.420       1.480        1.540      1.600      1.660      1.720
       27             1.195       1.260       1.325      1.390       1.455       1.520        1.585      1.650      1.715      1.780
       28             1.210       1.280       1.350      1.420       1.490       1.560        1.630      1.700      1.770      1.840
       29             1.233       1.310       1.388      1.465       1.543       1.620        1.698      1.775      1.853      1.930
       30             1.255       1.340       1.425      1.510       1.595       1.680        1.765      1.850      1.935      2.020
       31             1.278       1.370       1.463      1.555       1.648       1.740        1.833      1.925      2.018      2.110
       32             1.300       1.400       1.500      1.600       1.700       1.800        1.900      2.000      2.100      2.200
       33             1.323       1.430       1.538      1.645       1.753       1.860        1.968      2.075      2.183      2.290
       34             1.345       1.460       1.575      1.690       1.805       1.920        2.035      2.150      2.265      2.380
       35             1.368       1.490       1.613      1.735       1.858       1.980        2.103      2.225      2.348      2.470
       36             1.390       1.520       1.650      1.780       1.910       2.040        2.170      2.300      2.430      2.560
       37             1.413       1.550       1.688      1.825       1.963       2.100        2.238      2.375      2.513      2.650
       38             1.435       1.580       1.725      1.870       2.015       2.160        2.305      2.450      2.595      2.740
       39             1.458       1.610       1.763      1.915       2.068       2.220        2.373      2.525      2.678      2.830
       40             1.480       1.640       1.800      1.960       2.120       2.280        2.440      2.600      2.760      2.920
------------------------------------------------------------------------------------------------------------------------------------



Note: For all intermediate utilization, interpolate between factors Maturity is defined as a maturity factor of one (1).

ATTACHMENT C - TARGET MAINTENANCE COST FOR COVERED AIRCRAFT AND COVERED AIRCRAFT
                              MAINTENANCE BASELINE

       To:           Atlas Air, Inc.

       Reference:    Letter Agreement No. 6-1162-ILK-0206 to Purchase Agreement
                     No. 3134

                     Airframe Maintenance Cost Protection Program

       Subject: Target Maintenance Cost reported pursuant to Article 5.2 of the referenced Letter Agreement


------------------------------------------------------------------------------------------------------------------------------------
                                        Target             Target              Target               Target
                                        Direct             Direct           Subcontracted        Subcontracted        Projected
                          Average        Labor            Material           Maintenance          Maintenance           Target
  Reporting     Fleet     Fleet          Cost       +       Cost       +     Labor Cost          Material Cost   =   Maint. Cost
    PERIOD       Size      Age      ($ PER FLT HR)     ($ PER FLT HR)      ($ PER FLT HR)       ($ PER FLT HR)      ($ PER FLT HR)
------------------------------------------------------------------------------------------------------------------------------------
     One                                $            +    $             +                         $               =
------------------------------------------------------------------------------------------------------------------------------------
     Two                                $            +    $             +                         $               =
------------------------------------------------------------------------------------------------------------------------------------
    Three                               $            +    $             +                         $               =
------------------------------------------------------------------------------------------------------------------------------------
     Four                               $            +    $             +                         $               =
------------------------------------------------------------------------------------------------------------------------------------
     Five                               $            +    $             +                         $               =
------------------------------------------------------------------------------------------------------------------------------------



         COVERED AIRCRAFT MAINTENANCE COST BASELINE VALUES


                                              -------------------------------------------------------
                                                Material $   Material $      Labor        Labor
                                                                           Hours per    Hours per
                                                  per FH      per Cycle       FH          Cycle
                                              -------------------------------------------------------
                                                    AA           BB           CC            DD
-----------------------------------------------------------------------------------------------------
   Line
   A Check
   C or 1C-3C Check
   D/SI or 4C/SI Check
     Brakes
     Wheels/Tires
     Landing Gear
     APU
     Other Components
   QEC Line
=====================================================================================================


To:               Director - BCA Warranty and Supplier Suport
                  Boeing Commercial Airplanes
                  P.O. Box 3707     Mail Stop 76-02
                  Fax: 206-544-9171
                  Seattle, Washington 98124-2207

Reference:        Letter Agreement No. 6-1162-ILK-0206 to Purchase Agreement No.
                  3134 Airframe Maintenance Cost Protection Program

Subject:          Data reported pursuant to Article 6.0 of the referenced Letter
                  Agreement.

Reporting Period No. ______
Beginning date __________ ending date __________

Currency of the costs shown below:   _________


------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Subcontracted             Subcontracted
                                     Direct                    Direct               Maintenance Labor        Maintenance Material
          Actual                   Labor Cost               Material Cost                 Costs                     Costs
     Maintenance Costs            (total cost)              (total cost)               (total cost)              (total cost)
------------------------------------------------------------------------------------------------------------------------------------
   Total
------------------------------------------------------------------------------------------------------------------------------------



Note: The above labor costs have been calculated in accordance with Article 4.2. of the referenced Letter Agreement and are exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work. The above material costs have been calculated in accordance with Article 4.2 of the referenced Letter Agreement and exclude all costs described in Article 9.0 therein.

------------------------------------------------------
   Direct Labor Rate
   ($ per Labor Hour)
------------------------------------------------------
   Maintenance
   Subcontracted. %
------------------------------------------------------
   Subcontract Labor Rate
   ($ per Labor Hour)
------------------------------------------------------
   Annual Fleet Landings
   (Total for Year)
------------------------------------------------------
   Annual Fleet Fight Hours
   (Total for Year)
------------------------------------------------------
   Average Number of
   Covered Aircraft
------------------------------------------------------

The above labor rate has been calculated in accordance with Article 4.2 of the Letter Agreement and excludes, without limitation, all fringe benefits, premium time allowances, social charges and business taxes.

By                                                 Date
    --------------------------------------              ------------------------

Its
    --------------------------------

To:               Atlas Air, Inc.

Reference:        Letter Agreement No 6-1162-ILK-0206 to Purchase Agreement No.
                  3134 Airframe Maintenance Guarantee

Subject:          Data reported pursuant to Article 7.0 of the referenced Letter
                  Agreement.

Reporting Period No. ______
Beginning date _________ ending date _________

Actual Maintenance Costs as reported by Customer expressed in U.S. Dollars:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Subcontracted             Subcontracted
                                     Direct                    Direct               Maintenance Labor        Maintenance Material
          Actual                   Labor Cost               Material Cost                 Costs                     Costs
     Maintenance Costs            (total cost)              (total cost)               (total cost)              (total cost)
------------------------------------------------------------------------------------------------------------------------------------
   Total
------------------------------------------------------------------------------------------------------------------------------------



Actual Maintenance Costs and Target Maintenance Costs as determined by Boeing expressed in U.S. dollars.

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reporting         Reporting        Reporting       Reporting        Reporting
                                                    Period 1         Period 2         Period 3         Period 4        Period 5
------------------------------------------------------------------------------------------------------------------------------------
   Year
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Year dollars
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Direct Labor Cost
------------------------------------------------------------------------------------------------------------------------------------
   Direct Material Cost
------------------------------------------------------------------------------------------------------------------------------------
   Subcontracted Maintenance Labor Cost
------------------------------------------------------------------------------------------------------------------------------------
   Subcontracted Maintenance Material Cost
------------------------------------------------------------------------------------------------------------------------------------
   Total Actual Maintenance Cost
------------------------------------------------------------------------------------------------------------------------------------
   Cumulative Actual Maintenance Cost
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Total Fleet Flight Hours
------------------------------------------------------------------------------------------------------------------------------------
   Total Fleet Landings
------------------------------------------------------------------------------------------------------------------------------------
   Number of Covered Aircraft
------------------------------------------------------------------------------------------------------------------------------------
   Per man-hour Labor Rate
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Material Inflation factor
------------------------------------------------------------------------------------------------------------------------------------
   Currency Exchange factor
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Target Labor Cost
------------------------------------------------------------------------------------------------------------------------------------
   Target Material Cost
------------------------------------------------------------------------------------------------------------------------------------
   Target Maintenance Cost
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Cumulative Target
   Maintenance Cost
--------------------------------------------------------------------------------

Very truly yours,

                               THE BOEING COMPANY

Reported by
                       ---------------------------------

Its
                       ---------------------------------

Date
                       ---------------------------------

                         ATTACHMENT F - RECALCULATED AND ADJUSTED TARGET MAINTENANCE COST FOR COVERED AIRCRAFT

         To:            Atlas Air, Inc.

         Reference:     Letter Agreement No. 6-1162-ILK-0206 to Purchase
                        Agreement No. 3134

                        Airframe Maintenance Cost Protection Program

         Subject: Data reported pursuant to Article 5.3 of the referenced Letter Agreement.

------------------------------------------------------------------------------------------------------------------------------------
                                  Average       Target      +      Target      +     Target             Target      =   Projected
                                   Fleet        Direct             Direct         Subcontracted     Subcontracted         Target
                                    Age          Labor            Material         Maintenance       Maintenance       Maintenance
     Reporting         Fleet                     Cost               Cost           Labor Cost       Material Cost          Cost
       PERIOD           Size                ($ PER FLT HR)     ($ PER FLT HR)    ($ PER FLT HR)     ($ PER FLT HR)    ($ PER FLT HR)
------------------------------------------------------------------------------------------------------------------------------------
        One                                    $            +     $            +                      $             =
------------------------------------------------------------------------------------------------------------------------------------
        Two                                    $            +     $            +                      $             =
------------------------------------------------------------------------------------------------------------------------------------
       Three                                   $            +     $            +                      $             =
------------------------------------------------------------------------------------------------------------------------------------
        Four                                   $            +     $            +                      $             =
------------------------------------------------------------------------------------------------------------------------------------
        Five                                   $            +     $            +                      $             =
------------------------------------------------------------------------------------------------------------------------------------


                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543
  [GRAPHIC OMITTED]
                                Subject:     Special Matters relating to [ * ]

                                Reference:   Purchase   Agreement  No. 3134 (the
                                             PURCHASE   AGREEMENT)  between  The
                                             Boeing  Company  (Boeing) and Atlas
                                             Air,  Inc.  (CUSTOMER)  relating to
                                             Model  747-8   Freighter   aircraft
                                             (AIRCRAFT)

                                This letter agreement (LETTER AGREEMENT) amends and supplements the Purchase Agreement. All terns used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                RECITALS

                                [ * ]

                                AGREEMENT

                                [ * ]





                                Very truly yours,

                                THE BOEING COMPANY

                                By:   [ * ]
                                      ----------------------------------------
  [GRAPHIC OMITTED]
                                Its:             Attorney In Fact
                                      ----------------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

                                      /s/ William J. Flynn
                                ----------------------------------------------

                                By:   Mr. William J. Flynn
                                      ----------------------------------------

                                Its:  President and Chief Executive Officer
                                      ----------------------------------------

                                                          THE BOEING COMPANY
                                                          P.O. Box 3707
                                                          Seattle, WA 98124-2207



                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543

                                Subject:     Promotional Support Agreement


                                Reference:   Purchase  Agreement  No. 3134  (the
                                             PURCHASE  AGREEMENT)  between   The
                                             Boeing Company (Boeing)  and  Atlas
                                             Air, Inc.  (CUSTOMER)  relating  to
                                             Model   747-8   Freighter  aircraft
                                             (Aircraft).
  [GRAPHIC OMITTED]
                                This letter agreement (LETTER AGREEMENT) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                RECITAL.

                                Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

                                AGREEMENT.

                                1.      DEFINITIONS.

                                        1.1 "Covered  Aircraft" shall mean those
                                Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

                                        1.2  "Promotional  Support"  shall  mean
                                marketing and promotion programs in support of the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

                                        1.3  "Commitment  Limit"  shall have the
                                meaning set forth in Article 2, below.

                                        1.4 "Performance  Period" shall mean the
                                period beginning one (1) year before and ending one (1) year after delivery of the first Covered Aircraft; however, up to [ * ] of the co-branding matching fund will be made available to the airlines for announcement/marketing purposes as the North American Launch airline for the 747-8 between the [ * ] and [ * ].

                                        1.5 "Qualifying  Third Party Fees" shall
                                mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.

                                2. COMMITMENT.

                                As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer at a value not to exceed [ * ] for the first Covered Aircraft delivered to Customer and not to exceed [ * ] per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter (COMMITMENT LIMIT).
  [GRAPHIC OMITTED]
                                3. METHODS OF PERFORMANCE.

                                Subject to the Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

                                        3.1  At  Customer's   request  and  with
                                respect to a mutually agreed project, Boeing will provide Promotional Support during the Performance Period directly to Customer in value equivalent to Qualifying Third Party Fees.

                                        3.2  Boeing  will  reimburse  [ *  ]  of
                                Customer's payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than [ * ] months after the delivery of the first Covered Aircraft. There will be no cash payments or other support in lieu thereof.

                                4.       COMMENCEMENT DATE.

                                Boeing's obligation to provide Promotional Support will commence when the purchase of the Covered Aircraft becomes firm (not subject to cancellation by either party). For the avoidance of doubt, the commencement date shall be the later of the date on which the Purchase Agreement is executed by the Customer and the corporate resolution authorizing the purchase is effective.

                                5. PROJECT APPROVAL.

                                Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer's designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

                                6.       CONFIDENTIALITY.

                                         Customer   understands   that   certain
                                commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.
  [GRAPHIC OMITTED]
                                Very truly yours,

                               THE BOEING COMPANY

                                By   [ * ]
                                     -------------------------------------------

                                Its               Attorney-In-Fact
                                     -------------------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.
 [GRAPHIC OMITTED]
                                      /s/ William J. Flynn
                                --------------------------------------------

                                By:   Mr. William J. Flynn
                                      --------------------------------------

                                Its:  President and Chief Executive Officer
                                      --------------------------------------

                                                          THE BOEING COMPANY
                                                          P.O. Box 3707
                                                          Seattle, WA 98124-2207




                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543

                                Subject:         Aircraft Performance Guarantees

                                Reference:       Purchase   Agreement  No.  3134
                                                 (the   PURCHASE   AGREEMENT)  I
                                                 between  The   Boeing   Company
                                                (BOEING)  and  Atlas  Air,  Inc.
                                                (CUSTOMER)   relating to  Boeing
                                                 Model  747-8 Freighter aircraft
                                                 (the AIRCRAFT)
  [GRAPHIC OMITTED]
                                This letter agreement (LETTER AGREEMENT) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

                                Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

                                Very truly yours,

                                THE BOEING COMPANY

                                By  [ * ]
                                    --------------------------------

                                Its  Attorney-In-Fact
                                    --------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

  [GRAPHIC OMITTED]                 /s/ William J. Flynn
                                    ------------------------------------------

                                By:  Mr.William J. Flynn
                                     ------------------------------------------

                                Its: President and Chief Executive Officer
                                     ------------------------------------------

                               BOEING PROPRIETARY
                       MODEL 747-8F PERFORMANCE GUARANTEES
                               FOR ATLAS AIR, INC.

              SECTION                 CONTENTS

                   1         AIRCRAFT MODEL APPLICABILITY

                   2         FLIGHT PERFORMANCE

                   3         MANUFACTURER'S EMPTY WEIGHT

                   4         SOUND LEVELS

                   5         RUNWAY LOADING

                   6         AIRCRAFT CONFIGURATION

                   7         GUARANTEE CONDITIONS

                   8         GUARANTEE COMPLIANCE

                   9         EXCLUSIVE GUARANTEES

1              AIRCRAFT MODEL APPLICABILITY

               [ * ]

2              FLIGHT PERFORMANCE

2.1            MISSION

                  [ * ]

2.1.1          MISSION PAYLOAD

                  [ * ]

[ * ]

[ * ]

2.1.2         MISSION BLOCK FUEL



                  [ * ]









2.1.3               MISSION PAYLOAD


                    [ * ]

                    [ * ]

                    [ * ]

2.1.4               MISSION BLOCK FUEL

                    [ * ]

2.1.5               MISSION PAYLOAD

                    [ * ]

                    [ * ]

                    [ * ]

                    [ * ]

         2.1.6             MISSION BLOCK FUEL

                           [ * ]

         2.1.7             MISSION PAYLOAD

                           [ * ]

                             [ * ]

                             [ * ]

         2.1.8               MISSION BLOCK FUEL

                             [ * ]

         2.1.9             CUSTOMER WEIGHT CHANGES

                           [ * ]

         2.1.10            STANDARD AND OPERATIONAL ITEMS ALLOWANCES

                           [ * ]

         3                 MANUFACTURER'S EMPTY WEIGHT

                           [ * ]








         4                 SOUND LEVELS

         4.1               CERTIFICATION

                           [ * ]

         4.2               FLYOVER CONDITION

                           [ * ]





         4.3               LATERAL CONDITION

                           [ * ]

         4.4      APPROACH CONDITION

                  [ * ]

         4.5      DEPARTURE CONDITION

                  [ * ]

         4.6      CUMULATIVE NOISE CERTIFICATION MARGIN TO CHAPTER 4 /
                  STAGE 4 RULE

                  [ * ]

         5        RUNWAY LOADING

         5.1      MAXIMUM ACN VALUE - FLEXIBLE PAVEMENT - PRELIMINARY

                  The Aircraft Classification Number (ACN) for flexible pavement having subgrade Codes A through D, at the maximum taxi weight of 441,345 kilograms (973,000 pounds) with 94.6% of the load on the main gear and with the main gear tires at a tire pressure of 220 pounds per square inch, shall not exceed the following guarantee value:


                  [ * ]


         5.2      MAXIMUM ACN VALUE - RIGID PAVEMENT

                  The Aircraft Classification Number (ACN) for rigid pavement having subgrade Codes A through D, at the maximum taxi weight of 441,345 kilograms (973,000 pounds) with 94.6% of the load on the main gear and with the main gear tires at a tire pressure of 220 pounds per square inch, shall not exceed the following guarantee value:


                  [ * ]

         6        AIRCRAFT CONFIGURATION

         6.1 The guarantees contained in this Attachment arc based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

         6.2      The guarantee payloads of Paragraph 2.1.1,  2.1.3,  2.1.5, and
                  2.1.7 and the specified payloads of the guarantee block fuels of Paragraphs 2.1.2, 2.1.4, 2.1.6, and 2.1.8 will be adjusted by Boeing for the effect of the following in its evidence of compliance with the guarantees:

                  (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

                  (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

         7        GUARANTEE CONDITIONS

         7.1      [ * ].

         7.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14,
                  Part 25, amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

         7.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.1 or 7.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

         7.4      [ * ].

         7.5      [ * ].

         7.6      [ * ].

         7.7      [ * ].

         7.8      [ * ].

         8        GUARANTEE COMPLIANCE

         8.1 Compliance with the guarantees of Sections 2, 3, 4 and 5 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 6 and the guarantee conditions of Section 7.

         8.2 Compliance with the takeoff portion of the mission guarantees and the community sound level guarantees of Sections 4.1 through 4.6 shall be based on the FAA approved Airplane Flight Manual for the Model 747- 8F.

         8.3 Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

         8.4      [ * ].

         8.5      [ * ].

         8.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees. A compliance report and cruise fuel mileage substantiation document will be provided. More information can be provided as necessary at customer's request.

         8.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

         9        EXCLUSIVE GUARANTEES

                  The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

                                                          THE BOEING COMPANY
                                                          P.O. Box 3707
                                                          Seattle, WA 98124-2207




                                Atlas Air, Inc.
                                2000 Westchester Ave
                                PURCHASE NY 10577-2543
                                U.S.A.

                                Subject: Remedy for Deviation from Block Fuel Guarantees

                                Reference:      Purchase Agreement No. 3134 (the
                                                PURCHASE  AGREEMENT) between The
                                                Boeing   Company   (BOEING)  and
                                                Atlas   Air,   Inc.   (CUSTOMER)
                                                relating    to    Model    747-8
                                                Freighter  Aircraft   (AIRCRAFT)

[GRAPHIC  OMITTED]                              This  Letter Agreement   (LETTER
                                                AGREEMENT)       amends      and
                                                supplements   the       Purchase
                                                Agreement.  All  terms used  but
                                                not   defined  in   this  Letter
                                                Agreement  have the same meaning
                                                as in the Purchase Agreement.

                                The attachment to Letter Agreement 6-1162-ILK-0209 contains performance guarantees (the PERFORMANCE GUARANTEES) applicable to the Aircraft in accordance with such Letter Agreement, which includes Mission Block Fuel guarantees. Customer has requested that Boeing provide an assurance that fuel burn performance, as indicated by the Mission Block Fuel guarantees, of the Aircraft is not worse than the applicable guarantee level.

                                In response to Customer's request, Boeing offers the following program and economic remedies in the event that the guarantee compliance report furnished to Customer for the Aircraft pursuant to Article 5.4 of the AGTA shows demonstrated values for the Mission Block Fuel guarantees which are worse than the guarantee values.

                                1. DEMONSTRATION OF COMPLIANCE.

                                                 1.1   STANDARD METHOD.

                                                Article 5.4 of the AGTA provides
                                a procedure for demonstration of compliance with the Performance Guarantees prior to delivery. That method will be used to demonstrate compliance with the Mission Block Fuel guarantees which, if not met, will result in the economic remedies as described beginning in paragraph 2.

                                1.2 POST-DELIVERY RECOURSE.

                                If, during the first thirty (30) days after each Covered Aircraft begins revenue service (Initial Monitoring Period), as Customer acquires cruise fuel mileage data using the methodology described in Attachment B of Letter Agreement 6-1162-ILK-0204 (747-8 Freighter Performance Retention Commitment) on such Aircraft, Customer is concerned the fuel mileage level of such Aircraft when combined with the delivered MEW of that airplane would not have met the

                                Performance Guarantees, Customer may request that Boeing perform the following actions:

                                                1) Investigate  the fuel mileage
                                of that airplane using Paragraphs 6.1, Attachment A and Attachment B of the 747-8 Freighter Performance Retention Commitment as guidelines.

                                                2)  Review   airplane   weighing
                                information   for   reconciliation    with   the
                                Performance Guarantees.

                                        3) If the fuel mileage data  obtained in
                                the Initial  Monitoring Period is not sufficient
                                to  determine  the  fuel  mileage  level  of the
                                airplane  within  adequate  accuracy,  it may be
[GRAPHIC OMITTED]               necessary that Customer support participation in
                                revenue   service   flight   survey   by  Boeing
                                observers or support  limited  dedicated  flight
                                testing on their  aircraft  for the  purposes of
                                acquiring  cruise fuel mileage  performance data
                                to be used in  further  evaluation  of the  Fuel
                                Mileage   Performance  Level  of  the  airplane.
                                Boeing may provide the services of up to two performance engineers at no charge to Customer to accompany such revenue or test flights.

                                        If these actions  determine the airplane
                                would not have been in compliance with the Performance Guarantees at the time of delivery, then such non-compliance will result in the economic remedies as described beginning in paragraph 2.

                                2. RIGHTS AND OBLIGATIONS IN THE EVENT THE AIRCRAFT FAILS TO MEET THE MISSION BLOCK FUEL GUARANTEES.

                                2.1     AIRCRAFT DELIVERY.

                                        In the event any  Aircraft,  at the time
                                of tender by Boeing for delivery to Customer fails to comply with the Mission Block Fuel guarantees, Customer shall not refuse to accept delivery of such Aircraft because of such noncompliance, subject to the terms and conditions hereinafter set forth.

                                2.2 CORRECTION OF NONCOMPLIANCE WITH THE MISSION BLOCK FUEL GUARANTEES.

                                                2.2.1 To the extent economically
                                and technically practicable, Boeing will use its best reasonable efforts to design, or cause to be designed by the Engine Manufacturer, airplane drag improvement parts and/or engine TSFC improvement parts (IMPROVEMENT PARTS) which, when installed in such Aircraft or engines, would result in an improvement in the cruise fuel mileage performance. Boeing shall provide and/or shall cause Engine Manufacturer to provide, as appropriate, reimbursement for Customer's incorporation of such improvements, corrections, or changes at the warranty labor rate then in effect between Boeing and Customer or Engine Manufacturer and Customer, as
                                applicable. Changes related to Engines shall apply also to spare Engines on terms not less favorable to Customer. Boeing and/or Engine Manufacturer shall give Customer reasonable advance written notice of the
                                                estimated    on-dock   date   at
                                Customer's maintenance base for any such Improvement Parts.
  [GRAPHIC OMITTED]
                                                2.2.2  If   Boeing   elects   to
                                provide or causes to be provided Improvement Parts for such Aircraft or engines, then Customer and Boeing shall mutually agree upon the details of such an Improvement Parts program. To the extent Boeing and/or Engine Manufacturer are required to support such a program, such support shall be provided at no charge to Customer.

                                                2.2.3  If  Customer   elects  to
                                incorporate Improvement Parts in such Aircraft and/or engines, they shall be incorporated within a mutually agreed upon period of time, but in no event to exceed ninety (90) days after the delivery of such Improvement Parts to Customer for modifications that can be accomplished on the line. Improvement Parts with more extensive modifications requiring a shop visit shall be installed within the mutually agreed period of time. All Improvement Parts shall be incorporated in accordance with Boeing and Engine Manufacturer instructions.

                                                2.2.4   Boeing   shall   not  be
                                obligated to furnish any Improvement Parts in addition to those necessary to cause the Aircraft to comply with the Mission Block Fuel guarantees.

                                3. PAYMENTS.

                                        In  the  event   that   Boeing  has  not
                                designed (or caused to be designed by the Engine Manufacturer) and delivered to Customer. Improvement Parts to correct the failure of the Aircraft to meet the Mission Block Fuel guarantees within 60 days from delivery of the
                                Aircraft, such failure will result in the economic remedies as described below. No payment shall be made for any portion of the deficiency corrected for by Improvement Parts that have not been incorporated (i) within ninety (90) days after the delivery of such Improvement Parts to Customer for modifications that can be accomplished on the line or (ii) for more extensive modifications requiring a shop visit within the mutually agreed upon period of time.

                                3.1 ANNUAL EXCESS FUEL BURN AMOUNT.

                                        Boeing will pay to Customer annually for
                                a period not exceeding [ * ] after the delivery of each such Aircraft, an amount equal to the Annual [ * ] Amount for the immediately preceding calendar year. The "ANNUAL [ * ] AMOUNT" is the sum of each Monthly [ * ] Amount (as defined below) for all months in such Annual Period. The "MONTHLY [ * ] AMOUNT" is defined as and shall be calculated in accordance with the following formula:

                             [ * ]

  [GRAPHIC OMITTED]

                             [ * ]



  [GRAPHIC OMITTED]

                                3.2     LIMITATION    ON   CREDITS    FOR   FUEL
                                        COMPENSATION.

                                        3.2.1  Payments to Customer  pursuant to
                                Paragraph 3.1 above shall be by credit memorandum issued by Boeing and/or Engine Manufacturer.

                                        3.2.2  In  no  event   shall  the  total
                                aggregate amount paid by Boeing and/or Engine Manufacturer to Customer pursuant to Paragraph
                                3.1 above exceed [ * ] in an Annual Period per Aircraft, or as adjusted by Boeing for changes in the price of Kerosene Base, Commercial Jet Fuel in accordance with the formula set forth in the Attachment A hereto for each Aircraft in any Annual Period. Any payments made under this Letter Agreement shall be as a result of operation of the Aircraft by Customer.

                                3.3     CREDIT ADJUSTMENTS.

                                        The  amount of  performance  improvement
                                attributable to any Improvement Parts shall be determined by analysis based on data supplied by Boeing and certified to be correct by Boeing. The amount of such improvement shall be deemed to be the amount of improvement as calculated using reasonable engineering interpretations and calculations based on the data furnished pursuant to Article 5.4 of AGTA-TLS and the data furnished pursuant to this Paragraph 3.3.

                                4.      DUPLICATION OF BENEFITS.

                                        Boeing and Customer agree that it is not
                                the intent of the parties under this Letter Agreement to cause Boeing and/or engine manufacturer to provide duplicate benefits to Customer for the same event which results in Customer's unjust enrichment, provided that, in the case of any such duplicate benefits, Customer shall be entitled to elect to receive the benefit which is most favorable to Customer.

                                5.      ASSIGNMENT PROHIBITED.

                                        Notwithstanding  any other provisions of
                                the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to

                                Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

                                6.      EXCLUSIVE REMEDY.

                                        Performance of the  commitments  made in
                                this letter agreement by Boeing in accordance with the terms and conditions of this letter agreement is in substitution for all other damages and remedies recoverable by Customer from Boeing and shall constitute complete, full and final settlement and satisfaction of all Boeing's obligation and liabilities to Customer arising out of failure of the Aircraft to meet the Mission Block Fuel guarantees. Customer hereby waives and releases all other rights, remedies, claims and causes of action against Boeing relating to the failure of the Aircraft to meet the Mission Block Fuel guarantees.

                                7.      CONFIDENTIAL TREATMENT.

  [GRAPHIC OMITTED]
                                        Customer    understands   that   certain
                                commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

                                If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

                                Very truly yours,

  [GRAPHIC OMITTED]
                                THE BOEING COMPANY

                                By    [ * ]
                                      ----------------------------------------

                                Its              ATTORNEY IN FACT
                                      ----------------------------------------

                                ACCEPTED AND AGREED TO:

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

                                By    /s/ William J. Flynn
                                     ----------------------------------------

                                Its   President and Chief Executive Officer
                                     ----------------------------------------

                           [ * ]

                           [ * ]

                                                     BOEING COMMERCIAL AIRPLANES
                                                     P.O. Box 3707
                                                     Seattle, WA 98124-2207


                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543

                                Subject: Demonstration Flight Waiver

                                Reference:  Purchase  Agreement  No.  3134  (the
                                        PURCHASE  AGREEMENT)  between The Boeing
                                        Company  (BOEING)  and Atlas  Air,  Inc.
                                        (CUSTOMER)   relating   to  Model  747-8
                                        freighter aircraft  consisting of twelve
                                        (12) firm Boeing  Model 747-8  Freighter
                                        Aircraft (FIRM Aircraft), one (1) option
                                        to purchase Boeing Model 747-8 Freighter
[GRAPHIC OMITTED]                       Aircraft (OPTION  AIRCRAFT) and thirteen
                                        (13)  rights to  purchase  Boeing  Model
                                        747-8   Freighter   Aircraft   (PURCHASE
                                        RIGHTS      AIRCRAFT),      collectively
                                        (AIRCRAFT)

                                This letter agreement (LETTER AGREEMENT) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

                                DEFINITION OF TERMS:

                                CORRECTION COSTS: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

                                FLIGHT DISCREPANCY: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

                                The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

                        --------------------------------------------------------
                                 AIRCRAFT            TOTAL FUEL ENTITLEMENT
                                   MODEL                  (U.S. GALLONS)
                        --------------------------------------------------------
                                  747-8                       [ * ]
                        --------------------------------------------------------

                                Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers. Any rectifications of such Flight Discrepancy performed will carry at least the original Aircraft or, as applicable, the Engine Manufacturer or Supplier warranty.
  [GRAPHIC OMITTED]
                                Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle (a FLIGHT DISCREPANCY RETURN), Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition to costs reflected in Exhibit C, Part 2, Article 10,2 of the AGTA, Boeing shall reimburse Customer for [ * ] not to exceed [ * ] per each occurrence of a Flight Discrepancy Return. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

                                To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington within ninety
                                (90) days after the first flight by Customer.

                                CONFIDENTIAL TREATMENT.

                                        Customer    understands   that   certain
                                commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or. if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

                                Very truly yours,

                                THE BOEING COMPANY

                                By:  [ * ]
                                      ----------------------------------------

                                Its:             Attorney-In-Fact
                                      ----------------------------------------




                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

                                      /s/ William J. Flynn
                                     ----------------------------------------

                                By:   Mr. William J. Flynn
                                     ----------------------------------------

                                Its:  President and Chief Executive Officer
                                     ----------------------------------------

                                                          THE BOEING COMPANY
                                                          P.O. Box 3707
                                                          Seattle, WA 98124-2207



                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543

                                Subject: Right to Purchase Additional Aircraft

                                References: (a) Purchase Agreement No. 3134 (the
                                                PURCHASE  AGREEMENT) between The
                                                Boeing  Company  (BOEING)    and
                                                Atlas  Air,  Inc. (CUSTOMER)
                                                relating   to  Model  747-8
                                                Freighter aircraft; and

                                            (b) Special  Matters  Letter:  747-8
                                                Freighter    Aircraft,    Letter
                                                Agreement 6-1162-ILK-0203
                                                (the  SPECIAL  MATTERS  LETTER).

                                This letter agreement (LETTER AGREEMENT) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. The Special Matters Letter contains the business considerations which may be applicable to aircraft acquired through the exercise of a purchase right.

                                1.0     RIGHT TO PURCHASE INCREMENTAL AIRCRAFT.

                                        Subject  to  the  terms  and  conditions
                                contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (PURCHASE RIGHT) THIRTEEN (13) additional Boeing Model 747-8 FREIGHTER aircraft on the terms and conditions described in this Letter Agreement (PURCHASE RIGHTS AIRCRAFT).

                                2.0      DELIVERY.

                                        The Purchase Rights Aircraft are offered
                                subject  to  available   position  for  delivery
                                during the period [ * ].

                                3.0     NOTICE  OF   EXERCISE   AND  PAYMENT  OF
                                        DEPOSIT.

                                        Customer  shall give  written  notice to
                                Boeing (NOTICE OF EXERCISE) of its desire to exercise a Purchase Right. Such notice shall be accompanied by payment by electronic transfer to the account specified below of Boeing's then standard proposal deposit for 747-8 Freighter aircraft (DEPOSIT) for each Purchase Rights Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Rights Aircraft.

                                              [ * ]

                                At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

                                4.0      [ * ]

                                         [ * ]

  [GRAPHIC OMITTED]

                                5.0     CONFIGURATION.

                                        5.1 Subject to the provisions of Article
                                5.2, below, the configuration for the Purchase Rights Aircraft will be the detail specification for Boeing Model 747-8 Freighter aircraft at the revision level in effect at the time of the Notice of Exercise. Such detail specification will be revised to include

                                      (i)  changes  applicable  to  such  detail
                                      specification that are developed by Boeing
                                      between the date of the Notice of Exercise
                                      and   the   signing   of  the   definitive
                                      agreement to purchase the Purchase  Rights
                                      Aircraft,
                                      (ii) changes required to obtain required regulatory certificates, and
                                      (iii) other changes as mutually agreed.

                                        5.2   Boeing   reserves   the  right  to
                                configure the Purchase Rights Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 5.1.

                                6.0     PRICE.

                                        The  Aircraft  Price  of  each  Purchase
                                Rights Aircraft shall be determined in accordance with the provisions of the Purchase Agreement using [ * ] at the time of signing of the definitive agreement [ * ], except that the airframe price for such Purchase Rights Aircraft shall be the sum of

                                   (i) the price quoted for such airframe (including engine) in Table 1 to the Purchase Agreement at the date of signing of this Letter Agreement and

  [GRAPHIC OMITTED]

                                   (ii) Boeing's [ * ] associated with any changes to the airframe from that described in the detail specification identified in Table 1 to the Purchase Agreement at the date of signing of the Letter Agreement after giving effect to all credit memos.

                                        Advance  payments  are required for each
                                Purchase Rights Aircraft. The remainder of the Aircraft Price will be due at delivery of each Purchase Rights Aircraft. The methodology used to estimate the Advance Payment Base Prices will be that specified in the Purchase Agreement at the date of signing of this Letter Agreement, and the escalation indices used to estimate the Advance Payment Base Prices will be adjusted to Boeing's then current forecasts for such elements as of the date of signing of the definitive agreement for the Purchase Rights Aircraft and shall be escalated in the same manner as the Airframe Price as described in Supplemental Exhibit AE-1 and in conformance with the terms and conditions of paragraph 19 of the Special Matters Letter.

                                7.0     DEFINITIVE PURCHASE AGREEMENT.

                                        Following   Customer's   exercise  of  a
                                Purchase Right in accordance with the terms and conditions stated herein and Boeing's identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Rights Aircraft within 60 calendar days of such exercise. Such definitive agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

                                8.0     GENERAL EXPIRATION OF RIGHTS.

                                        8.1 Each Purchase  Right shall expire at
                                the time of execution of the purchase agreement for the applicable Purchase Rights Aircraft, or, if no such purchase agreement is executed, at 11:59 pm (Seattle time) on [ * ].

                                9.0     ASSIGNMENT.

                                        The  Purchase  Rights  described in this
                                Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

                                10.0    CONFIDENTIAL TREATMENT.

                                        Customer    understands   that   certain
                                commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

                                Very truly yours,

                                THE BOEING COMPANY

                                By  [ * ]
                                    --------------------------------

                                Its        Attorney-In-Fact
                                    --------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

                                      /s/ William J. Flynn
                                ---------------------------------------------

                                By:   Mr. William J. Flynn
                                      ----------------------------------------

                                Its:  President and Chief Executive Officer
                                      ----------------------------------------

                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543

                                Subject:     Option Aircraft

                                Reference:  (a)  Purchase  Agreement  3134  (the
                                        PURCHASE  AGREEMENT)  between The Boeing
                                        Company  (BOEING)  and Atlas  Air,  Inc.
                                        (CUSTOMER)   relating   to  Model  747-8
                                        Freighter aircraft (the AIRCRAFT): and
  [GRAPHIC OMITTED]
                                           (b) Special  Matters  Letter:   747-8
                                               Freighter    Aircraft,     Letter
                                               Agreement   6-1162-ILK-0203  (the
                                               SPECIAL MATTERS LETTER).

                                This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. The Special Matters Letter contains the business considerations which may be applicable to aircraft acquired through the exercise of an option. If Customer exercises its option, Boeing agrees to manufacture  and  sell  to  Customer  additional
                                Model   747-8   Freighter   aircraft  as  OPTION
                                AIRCRAFT.   The  delivery   months,   number  of
                                aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement. The Airframe Price shown includes the Engine Price.

                                1.0     AIRCRAFT DESCRIPTION AND CHANGES.

                                        1.1  AIRCRAFT  DESCRIPTION:  The  Option
                                Aircraft    is    described    by   the   Detail
                                Specification listed in the Attachment.

                                        1.2  CHANGES:  The Detail  Specification
                                will be revised to include:

                                                  (i)      Changes applicable to
                                                           the basic Model 747-8
                                                           Freighter    aircraft
                                                           which  are  developed
                                                           by Boeing between the
                                                           date  of  the  Detail
                                                           Specification and the
                                                           signing     of    the
                                                           definitive  agreement
                                                           to    purchase    the
                                                           Option Aircraft;

                                                  (ii)     Changes  required  to
                                                           obtain       required
                                                           regulatory
                                                           certificates; and

                                                  (iii)    Changes      mutually
                                                           agreed upon.

                                2.0     PRICE.

                                        2.1 The  pricing  elements of the Option
                                Aircraft are listed in the Attachment.

                                2.2     PRICE ADJUSTMENTS.

                                        2.2.1 OPTIONAL  FEATURES.  The price for
                                Optional Features selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

                                        2.2.2   ESCALATION   ADJUSTMENTS.    The
                                Airframe   Price  and  the  price  of   Optional
                                Features for Option  Aircraft  will be escalated
                                in the  same  manner  as the  Airframe  Price as
[GRAPHIC OMITTED]               described  in  Supplemental  Exhibit AE-1 and in
                                conformance with the terms and conditions of paragraph 19 of the Special Matters Letter
                                Agreement.

                                        2.2.3   BASE  PRICE   ADJUSTMENTS.   The
                                Airframe Price of the Option Aircraft shall be as set forth in the Attachment to this Letter Agreement.

                                3.0     PAYMENT.

                                        3.1  Customer  will  pay  a  deposit  to
                                Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

                                        3.2 Following option  exercise,  advance
                                payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

                                        3.3  Notwithstanding  sub-paragraph  3.1
                                and 3.2 above, in accordance with paragraph 18 of the Special Matters Letter, Customer may elect to [ * ].

                                4.0     Option Exercise.

                                        4.1  Customer  may exercise an option by
                                giving written notice to Boeing on or before the date [ * ] prior to the delivery dates listed in the Attachment (Option Exercise Date).

                                        4.2  [ * ] at  September  11,  2006:  If
                                Boeing must make production decisions which are dependent on Customer's exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Customer's agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Customer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Option Aircraft. In the event of an exercise pursuant to this
                                Article 4.2:

                                    4.2.1       From  the  date of  exercise  by
                                                Customer    pursuant   to   this
                                                Article  4.2  until  the date of
                                                exercise  set  forth by  Article
                                                4.1 herein,  Boeing shall credit
                                                (as a reduction of interest that
 [GRAPHIC OMITTED]                              is  otherwise   payable  by  the
                                                Customer)   the  Customer   with
                                                interest    at   the    Deferred
                                                Interest   Rate  set   forth  in
                                                Article   14.2  of  the  Special
                                                Matters  Letter to accrue on the
                                                difference between

                                                4.2.1.1  [ * ]  of  the  Advance
                                                Payment Base Price and

                                                4.2.1.2    the    non-refundable
                                                Option Deposit;

                                    4.2.2       Notwithstanding  any requirement
                                                set forth by the Special Matters
                                                Letter,  Customer  shall have no
                                                requirement for advance payments
                                                until  twenty four months  prior
                                                to the scheduled  delivery month
                                                (provided by Boeing  pursuant to
                                                Article  4.3.  herein)  at which
                                                point  advance  payments  in the
                                                amounts and at the times  listed
                                                in  the   Attachment   will   be
                                                payable for the Option Aircraft.
                                                Such advance payment amounts are
                                                eligible for  deferral  pursuant
                                                to the Article 14 of the Special
                                                Matters Letter. The remainder of
                                                the   Aircraft   Price  for  the
                                                Option  Aircraft will be paid at
                                                the time of delivery.

                                        4.3 Boeing shall  provide  Customer with
                                the scheduled delivery month at the time of option exercise pursuant to either Article 4.1 or 4.2 herein.

                                5.0 CONTRACT TERMS.

                                        Boeing and  Customer  will  document the
                                exercise of the option for the purchase of an Option Aircraft, in accordance with the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and any other terms and conditions as may be agreed upon, by executing a Supplemental Agreement with respect to the Purchase Agreement, within 30 days following option exercise.

                                6.0      CONFIDENTIAL TREATMENT.

                                        Boeing  and  Customer   understand  that
                                certain  information  contained  in this  Letter
                                Agreement,  including any attachments hereto, is
                                considered  by both parties to be  confidential.
                                Boeing and  Customer  agree that each party will
                                treat this Letter  Agreement and the information
                                contained  herein as confidential  and will not,
                                without the other party's prior written consent,
                                disclose   this   Letter    Agreement   or   any
                                information   contained   herein  to  any  other
                                person. In the event that Customer in good faith
                                concludes  (based  upon an opinion  of  counsel)
                                that disclosure of information contained in this
[GRAPHIC OMITTED]               Letter  Agreement  may be required by applicable
                                law or governmental regulations,  Customer shall
                                advise   Boeing   in   writing   prior  to  such
                                disclosure,  if possible,  or, if not  possible,
                                then promptly upon  receiving such order or upon
                                identifying  such  need to  comply,  in order to
                                enable  Boeing to take  whatever  steps it deems
                                necessary  to  protect  its  interests  in  this
                                regard,   and  Customer   will,  in  any  event,
                                disclose  only that  portion of the  information
                                which it is legally  required  to  disclose  and
                                Customer  will use its  reasonable  endeavors to
                                protect the  confidentiality of such information
                                to   the   widest   extent   possible   in   the
                                circumstances.

                                Very truly yours,

                                THE BOEING COMPANY

                                By  [ * ]
                                    -------------------------------------

                                Its           Attorney-In-Fact
                                    -------------------------------------

                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

                                    /S/ William J. Flynn
                                ------------------------------------------------

                                By:  Mr. William J. Flynn
                                     -------------------------------------------

                                Its: President and Chief Executive Officer
                                     -------------------------------------------

                                Attachment

AIRFRAME MODEL/MTOW:                      747-8F      970,000 pounds

ENGINE MODEL/THRUST:                   GENX-2B67       66,500 pounds


AIRFRAME PRICE:                                   $            [ * ]


OPTIONAL FEATURES:                                $            [ * ]
                                                  -------------------

SUB-TOTAL OF AIRFRAME AND FEATURES:               $            [ * ]


ENGINE PRICE (PER AIRCRAFT):                      $            [ * ]

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):         $            [ * ]
                                                  ===================

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:         $                0

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:        $                0


NON-REFUNDABLE DEPOSIT/AIRCRAFT AT DEF AGREEMT:   $            [ * ]

DETAIL SPECIFICATION:          D019U020 (7/31/2006)

AIRFRAME PRICE BASE                      * ]
   YEAR/ESCALATION FORMULA:      [ * ]  [

ENGINE PRICE BASE                        /A
   YEAR/ESCALATION FORMULA:       N/A   N

AIRFRAME ESCALATION DATA:
------------------------------

BASE YEAR INDEX (ECI):           [ * ]

BASE YEAR INDEX (CPI):           [ * ]





------------------------------------------------------------------------------------------------------------------------------------
                                                                               ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO
                                   ESCALATION             SCALATION ESTIMATE                           DELIVERY):
   DELIVERY      NUMBER OF          FACTOR                ADV PAYMENT BASE     -----------------------------------------------------
     DATE        AIRCRAFT          (AIRFRAME)               PRICE PER A/P                                                    * ]
                                                                                 [ * ]       [ * ]            [ * ]
------------------------------------------------------------------------------------------------------------------------------------
     [ * ]        [ * ]              [ * ]                      [ * ]            [ * ]       [ * ]            [ * ]        [ * ]
------------------------------------------------------------------------------------------------------------------------------------



TOTAL:            [ * ]

                                Atlas Air, Inc.
                                2000 Westchester Avenue
                                Purchase, NY 10577-2543



                                Subject: Aircraft Schedule Reliability Program
  [GRAPHIC OMITTED]
                                Reference:  Purchase  Agreement  No.  3134  (the
                                        Purchase  Agreement)  between The Boeing
                                        Company  (Boeing)  and Atlas  Air,  Inc.
                                        (Customer)   relating   to  Model  747-8
                                        Freighter aircraft (the Aircraft)

                                This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                1.0      DEFINITION OF TERMS.

                                1.1 "ACHIEVED MECHANICAL SCHEDULE RELIABILITY" shall mean a number calculated pursuant to the following formula:

                                               100 X (1 - INT/RevFlights)

                                where:  INT  equals  the  number  of  Chargeable
                                Schedule Interruptions occurring during an Analysis Period, and RevFlights equals the number of Scheduled Revenue Departures occurring during the same Analysis Period.

                                1.2  "ANALYSIS   PERIOD"  shall  mean  any  four
                                consecutive calendar months of Scheduled Revenue Departures.

                                1.3 "AVERAGE FLIGHT LENGTH" shall mean the flight hours during an Analysis Period divided by the number of Scheduled Revenue Departures during the same Analysis Period.

                                1.4 "CHARGEABLE SCHEDULE INTERRUPTION" OR "INTERRUPTION" shall mean a cancellation, turn-back, diverted landing or delayed departure of any scheduled revenue flight of a Covered Aircraft which is greater than 15 minutes, other than as provided in Section 4, below, and results directly from a mechanical malfunction of such Covered Aircraft, or any system, accessory, equipment or part (including engines) installed thereon.

                                1.5 "COVERED AIRCRAFT" shall mean those Aircraft operated by Customer on Customer's routes during the Program Term.

                                1.6   "PROGRAM"   shall   mean  the  rights  and
                                obligations defined in this Letter Agreement.

                                1.7 "PROGRAM TERM" shall mean the eight consecutive years commencing on the
                                        delivery   date  of  the  first  Covered
                                        Aircraft.
[GRAPHIC OMITTED]
                                1.8 "SCHEDULED REVENUE DEPARTURE" shall mean any departure of a Covered Aircraft for a scheduled revenue flight segment; including, but not limited to, (i) any departure of a Covered Aircraft for a charter flight or extra section flight; or (ii) any canceled departure of a flight segment (iii) a positioning flight needed to initiate a revenue flight.

                                2.       PROGRAM DESCRIPTION.

                                         Mechanical schedule reliability targets
                                for the Covered Aircraft (Mechanical Schedule Reliability Target(s)) during the Program Term are as follows:

                                ------------------------------------------------
                                                            Mechanical Schedule
                                     Program Term           Reliability Target
                                ------------------------------------------------
                                        [ * ]                     [ * ]
                                ------------------------------------------------
                                        [ * ]                     [ * ]
                                ------------------------------------------------
                                        [ * ]                     [ * ]
                                ------------------------------------------------

                                These Mechanical Schedule Reliability Targets are based on an average flight length of [ * ] flight hours per Scheduled Revenue Departure for Covered Aircraft in revenue service operations. The Mechanical Schedule Reliability Targets are subject to change based on changes in the Customer's actual Average Flight Length and other factors under Customer's control.

                                3. REMEDIAL ACTION.

                                         3.1  Following the first four months of
                                Scheduled Revenue Departures, if Customer notifies Boeing that the Achieved Mechanical Schedule Reliability for the Analysis Period is more than [ * ] percentage point below the Mechanical Schedule Reliability Target (Agreed Threshold Value) for such Analysis Period, Boeing will:

                                                  3.1.1      Investigate     the
                                circumstances and possible causes for an Achieved Mechanical Schedule Reliability lower than the Agreed Threshold Value;

                                                  3.1.2    Provide     technical
                                assistance to Customer in the form of analysis and recommendations of a kind and nature which Boeing determines to be best suited for improving the Achieved Mechanical Schedule Reliability;

                                                  3.1.3 Initiate a design review
                                of the system, accessory, equipment or part (other than engines and engine parts) which are determined by Boeing to be the primary cause of an Achieved Mechanical Schedule Reliability lower than the Agreed Threshold Value;

                                                  3.1.4    When   in    Boeing's
                                judgment a redesign is indicated as a technically and economically practical means of improving the Achieved Mechanical Schedule Reliability, redesign or cause the redesign of such system, accessory, equipment or part;
[GRAPHIC OMITTED]
                                                  3.1.5 If such redesign results
                                in retrofit kits being offered by Boeing or Boeing's suppliers, provide such kits or cause such kits to be provided, at Customer's request, at no charge to Customer and reimburse Customer's reasonable direct labor costs for incorporation of any such kit manufactured to Boeing's detailed design. Such reimbursement will be provided pursuant to Boeing Warranty (Article 11 of Part 2 of Exhibit C, Product Assurance Document, of the AGTA); and

                                                  3.1.6  If  Boeing   determines
                                that the design of engines or engine parts is the primary cause of an Achieved Mechanical Schedule Reliability lower than the Agreed Threshold Value, Boeing will, if requested by Customer, take whatever reasonable action is permitted under Boeing's contracts with the engine manufacturer in an effort to obtain correction of such design.

                                4.       INTERRUPTION EXCLUSIONS.

                                An Interruption does not include any cancellation, turn-back, diverted landing or delayed departure of any scheduled revenue flight of any Covered Aircraft which is caused by any of the following events:

                                         (i) Late arrival of an inbound flight;

                                         (ii) Late  return  from  out-of-service
                                status;

                                         (iii) Operation,  service,  maintenance
                                or overhaul of such Covered Aircraft or any system, accessory, equipment or part (including engines) installed thereon, in a manner other than in accordance with Customer's approved instructions and requirements;

                                         (iv) Logistics problems such as lack of
                                spare parts at stations where spares could reasonably be expected to be available, as determined in accordance with industry standard provisioning practices, or inordinate delays in the availability of spares, unless such delays are caused by Boeing or other appropriately trained personnel at any location where any maintenance of the Covered Aircraft is performed;

                                         (v)  A   malfunction   caused   by  any
                                extrinsic force such as foreign object damage;

                                         (vi)   Failure  to   utilize   the  FAA
                                approved minimum equipment list (MEL) to defer corrective maintenance, or failure to correct any deferred item within the time period specified in such MEL;

                                         (vii) Buyer Furnished Equipment;

                                         (viii) Tires;

                                         (ix) Normal brake wear;

                                         (x) Acts or  omissions  of  Customer or
                                any strikes or labor troubles causing cessation, slowdown or interruption of work related to the operation or maintenance of the Covered Aircraft; or
[GRAPHIC OMITTED]
                                         (xi) Any other cancellation, turn-back,
                                diverted landing or delayed departure which cannot fairly be attributed to mechanical malfunction of the Covered Aircraft, or any system, accessory, equipment or part (including engines) installed on the Covered Aircraft.

                                         If a  Covered  Aircraft  is  used  as a
                                substitute for some other aircraft or some other aircraft is used as a substitute for a Covered Aircraft and the revenue flight affected by such substitution departs without a cancellation, turn-back, diverted landing or delay greater than 15 minutes, then no Chargeable Schedule Interruption will be deemed to have occurred. If an Interruption occurs as a result of a malfunction of the substitute aircraft/Covered Aircraft, such Interruption will be charged against the aircraft/Covered Aircraft initially scheduled for the flight rather than its substitute. An Interruption, which affects a subsequent segment or flight for a Covered Aircraft, will count as only one Interruption unless such Interruption is separate from and unrelated to the initial Interruption.

                                5.       ADMINISTRATIVE REQUIREMENTS.

                                         5.1  Customer   will   provide   status
                                reports every month (Reporting Period).
[GRAPHIC OMITTED]
                                         5.2 The Customer's status reports shall
                                include the data required to calculate the Achieved Mechanical Schedule Reliability for each month of the Reporting Period using the formulas described in Section 1.0, above, and a list of the Chargeable Schedule Interruptions for the Reporting Period. Customer shall submit such data to Boeing electronically in accordance with the provisions of Boeing Document D6-81692.

                                        All   data    submitted    pursuant   to
                                Subsection   5.2  will  be   addressed   to  the
                                attention of:

                                         MANAGER - [ * ]
                                         Boeing Commercial Airplanes
                                         P.O. Box 3707
                                         Seattle, Washington 98124-2207

                                         5.3 Customer claim reports will include
                                the data described in Subsection 5.2 above and sufficient data to substantiate any claimed Chargeable Schedule

                                Interruption. Customer will submit to Boeing reasonable proof that any claimed Chargeable
                                Schedule Interruption does in fact constitute a Chargeable Schedule Interruption. In addition, Customer will maintain and submit to Boeing such data as may reasonably be required to:

                                                  (i)     determine     Achieved
                                Mechanical Schedule Reliability,
                                                  (ii)   analyze  the   problems
                                causing any claimed Chargeable Schedule Interruption, and
                                                  (iii) when  required,  develop
                                appropriate remedial action.
[GRAPHIC OMITTED]
                                         5.4 Failure to file the status  reports
                                or provide the information as specified in Subsections 5.1 through 5.3, above, will constitute an acknowledgment by Customer that the Achieved Mechanical Schedule Reliability is equal to or greater than the Agreed Threshold Value for such Analysis Period, and Boeing will not be obligated to provide any of the remedies arising under this Program for such Analysis Period.

                                          5.5    All reports submitted to Boeing
                                will be addressed to the attention of:

                                  Director - Warranty & Supplier Product Support Boeing Commercial Airplanes
                                  P.O. Box 3707
                                  Seattle, Washington 98124-2207

                                6. CONDITIONS AND LIMITATIONS.

                                         6.1    If,    to    improve    schedule
                                reliability, Boeing or any Boeing supplier issues service bulletins, service letters or other written instructions (Instructions) or offers no-charge retrofit kits, Customer will accomplish such Instructions or install such kits within a period of [ * ] after availability of such Instructions or kits at Customer's facility or such longer period as may be established by mutual agreement of the parties (the IMPLEMENTATION PERIOD). If Customer does not accomplish the Instructions or install the kits within the Implementation Period, Chargeable Schedule Interruptions relating to the systems, accessories, equipment or parts affected by such Instructions or kits will be excluded from this Program from the end of the Implementation Period until such time as Customer notifies Boeing that Customer has incorporated such Instructions or kits on all affected Aircraft.

                                         6.2   Boeing   may   inspect   at   all
                                reasonable times Customer's maintenance facilities and review its maintenance programs and procedures. If Boeing recommends in writing reasonable changes in Customer's maintenance programs and procedures which would improve the Achieved Mechanical Schedule Reliability and Customer does not effect such changes within the Implementation Period, Boeing will have the right to redefine the Chargeable Schedule Interruptions after the end of the
                                Implementation Period so as to eliminate interruptions which Boeing estimates result from Customer's failure to effect the recommended changes within such time period.

                                         6.3 If, for any  Analysis  Period,  the
                                actual Average Flight Length or other factors affecting schedule reliability of the Covered Aircraft change significantly, the Mechanical Schedule Reliability Target for such Analysis Period will be appropriately adjusted by the parties.

                                         6.4 At Boeing's request,  Customer will
                                assign to Boeing any of Customer's rights against any manufacturer of any system, equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any remedy provided by Boeing hereunder.
[GRAPHIC OMITTED]
                                         6.5  THE  DISCLAIMER  AND  RELEASE  and
                                EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Exhibit C of the AGTA apply to this Program.

                                7.       CONFIDENTIAL TREATMENT.

                                         Boeing  and  Customer  understand  that
                                certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

                                If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

                                Very truly yours,

                                THE BOEING COMPANY

                                By  [ * ]
                                    ----------------------------------------
[GRAPHIC OMITTED]
                                Its            Attorney-In-Fact
                                    ----------------------------------------


                                ACCEPTED AND AGREED TO this

                                Date: SEPTEMBER 8, 2006

                                ATLAS AIR, INC.

                                    /s/ William J. Flynn
                                --------------------------------------------

                                BY: Mr. William J. Flynn
                                    ----------------------------------------

                                Its:President and Chief Executive Officer
                                    ----------------------------------------